UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — September 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Annual report 9|30|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified
Income Trust

Annual report
9 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	99

Shareholder meeting results	100

About the Trustees	101

Officers	103

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. In addition, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

In the two decades since then, the bond investment landscape has undergone a transformation. New sectors such as mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the introduction of the euro fostered the development of a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. The fund’s managers select from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

The fund’s multi-strategy approach is designed to target the expanding opportunities in today’s global bond marketplace. As different factors drive the performance of various fixed-income sectors, the fund seeks to take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Key drivers of fixed-income returns

Government Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values may create opportunities for global investors.

Credit Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Bill Kohli

How did Putnam Diversified Income Trust perform for the 12 months ended September 30, 2010?

The fund enjoyed an exceptional fiscal year, outperforming both its primary benchmark and its Lipper peer group average by substantial margins. The fund returned 18.39% at net asset value versus 8.16% for the Barclays Capital Aggregate Bond Index, and 13.27% for Lipper Multi-Sector Income Funds. The fund’s two secondary benchmarks, the Citigroup Non-U.S. World Government Bond Index and the JPMorgan Developed High Yield Index returned 4.47% and 18.36%, respectively, over this period.

What was the environment like for fixed-income investing over the past 12 months?

From the fall of 2009 through this past summer, developed countries have slowly emerged from recession, multi-national corporations have restored their balance sheets and found ever-increasing access to the credit markets, and U.S. growth has been balky as unemployment remained stubbornly high and housing woes persisted. Bonds that were directly or indirectly negatively affected during the financial crisis and the deleveraging process that took place in 2008 have made dramatic price recoveries in many cases. Yield spreads for fixed-income issues such as commercial mortgage-backed securities [CMBS] versus Treasuries narrowed substantially, as CMBS prices have risen. In addition, fixed-income market sectors that carry greater perceived risk — including high-yield bonds and emerging-market bonds — performed well as credit flows in the global markets have gradually been restored.

Although the track for the global economy and financial markets has generally been

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

positive, concerns over a possible double-dip recession scenario have periodically arisen. In addition, European sovereign debt worries rose to crisis levels this past April and May, forcing Aaa-rated Germany to come to Greece’s rescue and the European Central Bank [ECB] to purchase sovereign bonds of several troubled European nations to ensure market liquidity. In late August, global markets responded positively to Federal Reserve [Fed] Chairman Ben Bernanke’s speech at Jackson Hole, Wyoming. Bernanke strongly hinted that the Fed would take additional “quantitative easing” measures. For example, one such measure might be to purchase additional long-dated Treasury securities on the open market with a goal of stimulating the economy by increasing the overall money supply to try to ensure continued economic progress.

What has accounted for the fund’s strong absolute and relative performance?

The fund’s core strategy is to employ a multi-faceted approach to fixed-income investing. In order to maximize the fund’s return and yield at any given time, we can select from a number of possible strategies — including the use of derivatives — where we have years of solid experience.

In 2008, we made a significant investment in longer-term commercial mortgages backed with levels of protection that we felt entailed low risk to the fund, at a time when those instruments were under stress. This strategy

Credit qualities are shown as a percentage of net assets as of 9/30/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

benefited the portfolio primarily in 2009 as liquidity returned to the market.

More recently, we have employed three primary mortgage strategies as we seek to benefit from these securities’ abundant cash flows, and in some cases their price appreciation potential. First, the fund established a moderate position in short-term CMBS. Our analysis suggested that these securities, which are typically very liquid, were undervalued relative to their liquidity risk. Our short-term CMBS holdings have performed very well for the fund.

Our mortgage-security position also includes agency inverse interest-only securities, also known as IOs. IOs are backed by interest payments on agency mortgage loans, and our holdings there have accumulated steady cash flows during the most recent fiscal year. The main risk to IO holders is the prepayment of mortgages. Because the trend in home prices has significant bearing on refinancing activity, with the majority of home values currently either stable or depressed, the rate of agency prepayments has been slow on a relative basis. This element of our strategy has contributed strongly to performance. As interest rates have been volatile during this

This table shows the fund’s top three individual holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/10. Short-term holdings are excluded. Holdings will vary over time.

period, we employed interest rate swaps and options to hedge the duration and convexity of interest rates, thereby isolating the prepayment risk that we believe is attractively priced at this time.

The third part of our mortgage strategy, investments in non-agency residential mortgage-backed securities [RMBS], has also helped performance. Within the RMBS area, we have emphasized hybrid adjustable-rate mortgages [ARMs], securities that combine features of both fixed-rate and adjustable-rate mortgages. We have also invested in Alt-A mortgages — considered riskier than standard prime mortgages, but higher quality than subprime mortgages because Alt-A borrowers must have a reasonable credit history — at what we feel are veryattractive prices. To hedge foreign exchange risk in the portfolio, the fund also uses currency-forward contracts, which lock in a given currency exchange rate at a specific future date. Currency-forward contracts were also used to gain exposure on currency.

What other portfolio positions contributed?

Several portfolio positions contributed to performance. Because strategies among major central banks around the world on how best to deal with the various economic challenges have continued to diverge — for example, the aggressive anti-inflation policy of the ECB compared with the accommodative pro-growth/anti-deflation policy of the Fed — the fund has benefited from our

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

decision to make calls regarding what we call “term structure.”

This means that we are investing based on the direction of interest-rate movements among various countries. We also we employ interest-rate futures and swap contracts to actively manage the fund’s term-structure risk — that is, the risk related to changes in interest rates along the yield curve. In addition, interest-rate swaps, as well as options, were used to gain interest-rate exposure. Government policy intervention, net borrowing levels, quantitative easing, and artificially low central bank rates have opened up significant opportunities in term-structure strategies, an area that had been dormant for years.

Outside the United States, we also have positioned the fund to benefit from sovereign bond investments among developed and emerging-market countries that have avoided major problems in their banking systems and are now enjoying robust growth. Within this strategy, we are overweighting “global winners” such as Canada, Turkey, and Brazil. Recently, we have been increasing the fund’s position in Baa- and Ba-rated corporate bonds, as yields for many of these issues are attractive. The companies we are investing in are benefiting from increased access to the capital markets, the ability to refinance debt at lower coupons, and a healthy cash buildup.

What areas detracted from performance?

As I mentioned, we recently have been adding to corporate credit, a sector that performed strongly over the past 12 months. Almost all areas of the portfolio have done very well in this period, but a larger corporate credit position could have boosted returns somewhat. However, we believed that the risks of a stalled recovery and increased defaults in corporate debt, particularly among lower-rated securities, made the sector less appealing than other areas of the market.

What is your outlook for the global economy, the fixed-income markets, and the fund?

We believe that the global growth dynamic will remain muted in the coming months, compared with other periods when the world has emerged from recession. Head winds that will most likely prevent a more robust recovery include high unemployment and weak housing markets in the United States and in many other countries, and high sovereign debt levels across much of the developed world. Because of these factors, we feel that most major central banks will be forced to maintain low short-term interest rates for now. For these reasons, independent of any particular economic scenario, we will continue to invest in very high-quality, relatively short-term bonds with high-quality cash flows. The superior quality of these securities’ cash flows is either because they are agency backed or their collateral has been unduly discounted.

In an uncertain macroeconomic environment, it’s important to be nimble and flexible. One of the key features of this fund is its ability to pursue a wide range of investment opportunities as they arise. Going forward, we will continue to seek out the most compelling opportunities that our research and portfolio managers uncover.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report an increase in your fund’s dividend rate. The class A dividend was increased from $0.057 per share to $0.067 per share as of October 2009, an increase of 17.54%, due to the increase in yields from asset-backed and commercial mortgage-backed securities.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction and Global Strategies at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.94%	6.74%	6.12%	6.12%	6.11%	6.11%	6.63%	6.47%	6.65%	7.09%

10 years	81.25	74.04	67.97	67.97	67.26	67.26	76.29	70.53	75.71	84.74
Annual average	6.13	5.70	5.32	5.32	5.28	5.28	5.83	5.48	5.80	6.33

5 years	23.64	18.64	19.23	17.65	18.64	18.64	22.07	18.10	21.45	24.75
Annual average	4.34	3.48	3.58	3.30	3.48	3.48	4.07	3.38	3.96	4.52

3 years	11.73	7.30	9.32	6.88	8.91	8.91	10.86	7.25	10.25	12.08
Annual average	3.77	2.38	3.01	2.24	2.89	2.89	3.50	2.36	3.31	3.87

1 year	18.39	13.64	17.50	12.50	17.47	16.47	18.13	14.32	18.08	18.84

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 9/30/10

	Barclays Capital	Citigroup Non-U.S.	JPMorgan	Lipper Multi-Sector
	Aggregate	World Government	Developed High	Income Funds
	Bond Index	Bond Index	Yield Index	category average†

Annual average (life of fund)	7.42%	7.43%	—*	7.66%

10 years	86.17	116.00	120.37%	93.48
Annual average	6.41	8.01	8.22	6.74

5 years	35.09	42.44	49.31	34.93
Annual average	6.20	7.33	8.35	6.13

3 years	23.95	27.50	28.03	21.53
Annual average	7.42	8.44	8.58	6.66

1 year	8.16	4.47	18.36	13.27

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 154, 121, 98, 70, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,797 and $16,726, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,053 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,571 and $18,474 respectively.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$1.160		$1.100	$1.102	$1.136		$1.137	$1.184

Capital gains	—		—	—	—		—	—

Total	$1.160		$1.100	$1.102	$1.136		$1.137	$1.184

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/09	$7.89	$8.22	$7.83	$7.80	$7.79	$8.05	$7.82	$7.85

9/30/10	8.08	8.42	8.01	7.97	7.97	8.24	8.00	8.04

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	9.95%	9.55%	9.29%	9.34%	9.79%	9.47%	9.75%	10.30%

Current 30-day SEC yield [2]	N/A	7.64	7.22	7.21	N/A	7.47	7.72	8.22

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/09*	1.08%	1.83%	1.83%	1.33%	1.33%	0.83%

Annualized expense ratio for the six-month period
ended 9/30/10†	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10. Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.13	$9.00	$9.00	$6.42	$6.42	$3.84

Ending value (after expenses)	$1,067.50	$1,062.60	$1,063.00	$1,065.40	$1,065.10	$1,068.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.01	$8.80	$8.80	$6.28	$6.28	$3.75

Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,018.85	$1,018.85	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 40th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 56th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 44th  percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	2nd

Three-year period	90th

Five-year period	89th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 154, 107 and 99 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for each of the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the fund), including the fund’s portfolio, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 17, 2010

The fund’s portfolio 9/30/10

MORTGAGE-BACKED SECURITIES (48.4%)*	Principal amount		Value

Adjustable Rate Mortgage Trust FRB Ser. 07-1, Class 2A1,
5.721s, 2037		$6,753,081	$4,260,772

Banc of America Alternative Loan Trust Ser. 06-7, Class A2,
5.707s, 2036		20,016,000	15,112,080

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049		765,000	809,518
Ser. 07-2, Class A2, 5.634s, 2049		2,590,000	2,680,229

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	861,705
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	1,939,414
Ser. 07-5, Class XW, IO, 0.598s, 2051		230,678,628	4,743,099

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.595s, 2036		11,987,077	7,911,471
FRB Ser. 07-B, Class A1, 0.467s, 2047		11,278,528	6,992,687
FRB Ser. 07-6, Class A1, 0.29s, 2037		11,168,849	7,706,506

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.436s, 2037		31,742,010	20,582,710

Bayview Commercial Asset Trust 144A Ser. 07-5A, IO,
3.047s, 2037		3,829,359	401,317

Bear Stearns Alt-A Trust
FRB Ser. 06-5, Class 2A2, 6.16s, 2036		17,249,039	11,211,875
Ser. 06-4, Class 22A1, 5.65s, 2036		9,854,017	4,748,651
FRB Ser. 05-10, Class 25A1, 5.607s, 2036		10,292,924	6,638,936
FRB Ser. 06-1, Class 23A1, 5.581s, 2036		4,331,194	3,335,019
FRB Ser. 05-7, Class 23A1, 5.562s, 2035		7,785,407	5,765,413
FRB Ser. 07-1, Class 21A1, 5.379s, 2047		7,787,730	5,256,718
FRB Ser. 05-9, Class 11A1, 0.516s, 2035		8,346,497	4,757,503

Bear Stearns Alt-A Trust 144A FRB Ser. 06-7,
Class 1AE4, 5.836s, 2046		38,387,626	25,719,709

Bear Stearns Alt-A Trust II FRB Ser. 07-1, Class 1A1,
5.594s, 2047		73,796,955	46,858,184

Bear Stearns Asset Backed Securities Trust FRB Ser. 07-AC4,
Class A1, 0.556s, 2037		33,186,133	17,422,720

Bear Stearns Commercial Mortgage Securities, Inc. FRB
Ser. 00-WF2, Class F, 8.495s, 2032		1,174,000	1,209,547

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.136s, 2050		269,906,011	2,037,871

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.806s, 2036		6,052,034	3,466,254
FRB Ser. 05-10, Class 1A5A, 5.647s, 2035		4,251,879	2,838,129
FRB Ser. 07-6, Class 1A3A, 5.453s, 2046		17,535,398	9,644,469
FRB Ser. 06-AR7, Class 2A2A, 5.407s, 2036		7,488,003	4,417,922
FRB Ser. 05-10, Class 1A4A, 5.379s, 2035		6,892,704	4,394,099

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.141s, 2044		161,143,268	1,004,915

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.964s, 2014 (United Kingdom)	GBP	2,491,896	2,741,297
FRB Ser. 05-CT2A, Class E, 1.79s, 2014 (United Kingdom)	GBP	1,094,530	1,290,082

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037	$8,723,546	$5,086,700
Ser. 07-16CB, Class 4A7, 6s, 2037	5,072,758	3,804,568
Ser. 06-45T1, Class 2A2, 6s, 2037	14,226,727	10,073,092
Ser. 06-45T1, Class 2A5, 6s, 2037	8,464,095	6,094,148
Ser. 06-J8, Class A4, 6s, 2037	9,541,050	5,629,220
Ser. 06-40T1, Class 1A11, 6s, 2037	6,580,067	4,837,613
Ser. 06-41CB, Class 1A7, 6s, 2037	9,487,800	6,878,655
Ser. 05-80CB, Class 2A1, 6s, 2036	10,759,165	8,392,149
FRB Ser. 07-HY4, Class 4A1, 5.658s, 2047	12,136,634	8,518,521
FRB Ser. 07-HY4, Class 3A1, 5.591s, 2047	16,924,918	12,394,118
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	6,107,423	5,802,052
Ser. 07-8CB, Class A1, 5 1/2s, 2037	7,966,910	5,972,693
FRB Ser. 05-9CB, Class 1A1, 0.756s, 2035	8,925,520	6,581,036
FRB Ser. 05-4, Class 2A7, 0.756s, 2035	15,824,385	11,433,118
FRB Ser. 06-23CBC, Class 2A5, 0.656s, 2036	27,282,520	13,641,260
FRB Ser. 06-18CB, Class A7, 0.606s, 2036	37,264,040	21,841,199
FRB Ser. 06-24CB, Class A13, 0.606s, 2036	10,753,103	6,690,446
FRB Ser. 06-OC10, Class 2A2A, 0.436s, 2036	12,453,018	6,626,126
FRB Ser. 06-OC11, Class 2A2A, 0.426s, 2037	6,955,952	4,017,062

Countrywide Home Loans
FRB Ser. 06-HYB5, Class 3A1A, 5.868s, 2036	8,601,275	5,440,307
FRB Ser. 06-HYB3, Class 2A1A, 5.518s, 2036	10,351,808	7,877,550
FRB Ser. 05-HYB7, Class 6A1, 5.512s, 2035	14,092,557	10,851,269
FRB Ser. 06-HYB2, Class 2A1B, 5.318s, 2036	14,254,828	9,693,283
FRB Ser. 04-HYB6, Class A2, 3.251s, 2034	5,907,881	5,080,777
FRB Ser. 05-HYB4, Class 2A1, 2.917s, 2035	14,928,909	10,748,815

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.646s, 2035	19,566,439	2,851,134
Ser. 06-R1, Class AS, IO, 5.471s, 2036	18,330,888	2,027,854
Ser. 05-R3, Class AS, IO, 5.523s, 2035	18,544,832	2,434,009
Ser. 06-R2, Class AS, IO, 5.528s, 2036	10,592,560	1,271,107
Ser. 05-R2, Class 1AS, IO, 5.295s, 2035	33,158,050	4,487,452
FRB Ser. 05-R3, Class AF, 0.656s, 2035	305,293	259,499
Ser. 03-R4, Class 1A, PO, zero %, 2034	56,179	35,393

Credit Suisse Mortgage Capital Certificates
Ser. 07-1, Class 1A4, 6.131s, 2037	8,673,129	5,577,906
Ser. 06-6, Class 1A4, 6s, 2036	21,528,153	12,972,865
Ser. 07-1, Class 1A1A, 5.942s, 2037	3,020,345	1,872,614
Ser. 07-3, Class 1A1A, 5.837s, 2037	5,320,797	3,352,102
Ser. 07-C5, Class A3, 5.694s, 2040	30,745,000	32,085,774
Ser. 07-C1, Class AAB, 5.336s, 2040	5,087,000	5,290,480

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030	8,998,000	9,745,001
Ser. 98-C1, Class F, 6s, 2040	7,396,000	8,048,630
Ser. 02-CP5, Class M, 5 1/4s, 2035	2,599,000	339,495
FRB Ser. 05-TFLA, Class L, 2.107s, 2020	4,911,000	3,830,580

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.446s, 2037	18,057,299	10,292,661
FRB Ser. 06-AR4, Class A2, 0.446s, 2036	9,179,595	4,589,797
FRB Ser. 06-AR3, Class A1, 0.446s, 2036	10,999,031	5,572,986

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount		Value

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		$2,235,111	$2,235,111

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.592s, 2014 (United Kingdom)	GBP	1,691,611	186,092

Federal National Mortgage Association
IFB Ser. 10-100, Class CS, IO, 6.394s, 2040		$44,736,112	6,548,823
IFB Ser. 10-110, Class SB, IO, 5.74s, 2040		71,326,870	10,247,531
Ser. 10-98, Class DI, IO, 5s, 2040		16,073,877	2,610,558
Ser. 09-31, Class PI, IO, 5s, 2038		153,793,045	21,033,112
Ser. 10-68, Class CI, IO, 5s, 2038		26,807,555	4,243,100
Ser. 10-110, Class BI, IO, 5s, 2025		114,000,000	11,646,240
IFB Ser. 06-8, Class HP, 23.627s, 2036		2,370,376	3,664,246
IFB Ser. 05-99, Class SA, 23.627s, 2035		2,139,398	3,148,638
IFB Ser. 05-74, Class DM, 23.444s, 2035		1,909,770	2,832,560
IFB Ser. 05-95, Class OP, 19.564s, 2035		1,566,724	2,347,188
IFB Ser. 05-83, Class QP, 16.728s, 2034		781,549	1,014,745
IFB Ser. 03-W6, Class 4S, IO, 7.344s, 2042		21,479,718	4,307,543
IFB Ser. 03-W6, Class 5S, IO, 7.344s, 2042		16,700,296	3,371,773
IFB Ser. 06-24, Class QS, IO, 6.944s, 2036		14,566,982	2,671,002
IFB Ser. 04-24, Class CS, IO, 6.894s, 2034		1,443,469	250,797
IFB Ser. 04-40, Class KS, IO, 6.794s, 2034		11,242,797	1,945,454
IFB Ser. 03-130, Class BS, IO, 6.794s, 2033 F		8,949,995	1,359,869
IFB Ser. 03-34, Class WS, IO, 6.744s, 2029 F		14,526,305	1,432,534
IFB Ser. 05-42, Class SA, IO, 6.544s, 2035		3,661,954	418,708
IFB Ser. 05-48, Class SM, IO, 6.544s, 2034		3,476,801	498,608
IFB Ser. 07-32, Class JS, IO, 6.534s, 2037		28,330,400	4,694,631
IFB Ser. 07-54, Class CI, IO, 6.504s, 2037 F		4,073,200	601,421
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036		80,807	15,353
IFB Ser. 07-28, Class SE, IO, 6.494s, 2037 F		699,144	102,752
IFB Ser. 07-24, Class SD, IO, 6.494s, 2037		7,280,343	1,094,527
IFB Ser. 05-90, Class GS, IO, 6.494s, 2035		6,539,379	946,837
IFB Ser. 05-90, Class SP, IO, 6.494s, 2035		1,735,707	237,644
IFB Ser. 05-45, Class PL, IO, 6.494s, 2034 F		4,083,708	562,233
IFB Ser. 06-123, Class CI, IO, 6.484s, 2037		7,486,987	1,210,945
IFB Ser. 06-43, Class JS, IO, 6.444s, 2036		10,714,983	1,676,466
IFB Ser. 06-32, Class SI, IO, 6.444s, 2036		74,847,804	10,616,071
IFB Ser. 06-36, Class SP, IO, 6.444s, 2036		10,050,417	1,252,394
IFB Ser. 06-22, Class QM, IO, 6.444s, 2036		19,621,686	3,567,122
IFB Ser. 06-23, Class SP, IO, 6.444s, 2036		3,507,370	555,146
IFB Ser. 06-16, Class SM, IO, 6.444s, 2036 F		10,583,190	1,765,374
IFB Ser. 06-3, Class SB, IO, 6.444s, 2035		20,656,874	3,659,365
IFB Ser. 05-29, Class SX, IO, 6.444s, 2035		4,272,224	641,268
IFB Ser. 05-57, Class DI, IO, 6.444s, 2035		3,188,638	396,700
IFB Ser. 05-7, Class SC, IO, 6.444s, 2035 F		10,485,398	1,046,695
IFB Ser. 04-92, Class S, IO, 6.444s, 2034		11,186,975	1,509,459
IFB Ser. 06-128, Class GS, IO, 6.424s, 2037 F		4,478,694	651,478
IFB Ser. 06-51, Class SP, IO, 6.394s, 2036		2,229,768	343,340
IFB Ser. 04-92, Class SQ, IO, 6.394s, 2034		4,849,424	739,898
IFB Ser. 05-51, Class WS, IO, 6.374s, 2035		9,930,905	1,578,120
IFB Ser. 06-109, Class SH, IO, 6.364s, 2036 F		8,784,235	1,476,600
IFB Ser. 06-111, Class SB, IO, 6.364s, 2036		27,783,574	4,097,522

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 06-103, Class SB, IO, 6.344s, 2036 F	$13,101,499	$1,724,940
IFB Ser. 06-36, Class PS, IO, 6.344s, 2036	13,611,679	2,221,018
IFB Ser. 06-8, Class HJ, IO, 6.344s, 2036	14,887,703	2,158,568
IFB Ser. 05-122, Class SG, IO, 6.344s, 2035	3,661,720	531,169
IFB Ser. 05-122, Class SW, IO, 6.344s, 2035	3,599,407	501,649
IFB Ser. 05-57, Class MS, IO, 6.344s, 2035	3,137,603	361,652
IFB Ser. 06-17, Class SI, IO, 6.324s, 2036	10,447,594	1,483,663
IFB Ser. 06-83, Class SH, IO, 6.304s, 2036	24,953,492	3,864,676
IFB Ser. 06-86, Class SB, IO, 6.294s, 2036	2,275,586	351,851
IFB Ser. 07-15, Class NI, IO, 6.244s, 2022	6,771,469	833,464
IFB Ser. 10-27, Class BS, IO, 6.194s, 2040	17,549,180	2,364,822
IFB Ser. 06-79, Class SH, IO, 6.194s, 2036	12,093,931	1,993,564
IFB Ser. 07-30, Class LI, IO, 6.184s, 2037	20,635,244	3,114,890
IFB Ser. 07-89, Class SA, IO, 6.174s, 2037 F	19,023,292	2,584,644
IFB Ser. 07-44, Class SB, IO, 6.174s, 2037	12,772,987	1,944,432
IFB Ser. 07-48, Class SG, IO, 6.174s, 2037	29,986,833	4,492,327
IFB Ser. 07-54, Class GI, IO, 6.154s, 2037	5,952,395	788,692
IFB Ser. 10-2, Class LS, IO, 6.144s, 2037	14,041,303	1,758,303
IFB Ser. 06-116, Class TS, IO, 6.144s, 2036	18,356,821	2,939,845
IFB Ser. 06-115, Class JI, IO, 6.124s, 2036	21,607,344	3,328,179
IFB Ser. 06-123, Class LI, IO, 6.064s, 2037	6,746,491	1,005,902
IFB Ser. 10-2, Class SD, IO, 6.044s, 2040	14,365,859	1,501,601
IFB Ser. 07-81, Class IS, IO, 6.044s, 2037	4,871,116	663,884
IFB Ser. 08-11, Class SC, IO, 6.024s, 2038	7,657,967	1,097,693
IFB Ser. 09-104, Class KS, IO, 5.944s, 2039 F	14,314,931	1,722,685
IFB Ser. 09-88, Class SA, IO, 5.944s, 2039	34,241,808	4,360,009
IFB Ser. 07-39, Class AI, IO, 5.864s, 2037	6,001,986	837,217
IFB Ser. 07-32, Class SD, IO, 5.854s, 2037	4,236,407	570,508
IFB Ser. 07-42, Class S, IO, 5.844s, 2037	5,992,893	729,959
IFB Ser. 07-26, Class S, IO, 5.844s, 2037	32,187,976	3,817,504
IFB Ser. 07-30, Class UI, IO, 5.844s, 2037	3,583,422	475,300
IFB Ser. 07-32, Class SC, IO, 5.844s, 2037 F	6,050,171	793,350
IFB Ser. 07-32, Class SG, IO, 5.844s, 2037 F	22,090,185	2,618,440
IFB Ser. 07-1, Class CI, IO, 5.844s, 2037 F	3,854,581	507,404
IFB Ser. 05-5, Class SP, IO, 5.794s, 2035 F	39,165,797	4,554,935
Ser. 06-W2, Class 1AS, IO, 5.764s, 2036	6,557,911	754,160
Ser. 06-W3, Class 1AS, IO, 5.756s, 2046	19,800,896	3,001,239
IFB Ser. 04-46, Class PJ, IO, 5.744s, 2034	16,169,592	2,042,058
Ser. 07-W1, Class 1AS, IO, 5.508s, 2046	10,617,610	1,510,201
IFB Ser. 09-3, Class SE, IO, 5.244s, 2037	4,840,273	603,776
Ser. 10-21, Class IP, IO, 5s, 2039 F	26,091,131	3,782,675
Ser. 378, Class 19, IO, 5s, 2035 F	22,782,040	2,539,500
IFB Ser. 05-W2, Class A2, IO, 4.954s, 2035	5,507,726	668,240
Ser. 366, Class 22, IO, 4 1/2s, 2035	16,418,725	1,662,396
Ser. 03-W12, Class 2, IO, 2.229s, 2043	17,402,484	1,334,970
Ser. 03-W10, Class 3, IO, 1.791s, 2043	8,922,987	582,505
Ser. 03-W10, Class 1, IO, 1.673s, 2043	12,916,414	762,668
Ser. 03-W8, Class 12, IO, 1.637s, 2042	12,803,791	756,423
Ser. 03-W17, Class 12, IO, 1.139s, 2033	13,927,106	560,848
Ser. 06-26, Class NB, 1s, 2036	405,870	402,773

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

Federal National Mortgage Association
Ser. 03-T2, Class 2, IO, 0.811s, 2042	$18,579,822	$471,113
Ser. 01-T1, Class 1, IO, 0.773s, 2040	740,957	15,675
Ser. 00-T6, IO, 0.768s, 2030	12,587,748	272,733
Ser. 03-W6, Class 51, IO, 0.655s, 2042	344,190	6,879
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	24,558,316	536,121
Ser. 01-T12, Class IO, 0.565s, 2041	504,450	10,384
Ser. 02-T18, IO, 0.509s, 2042	35,857,218	665,262
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	20,007,266	385,494
Ser. 03-W2, Class 1, IO, 0.466s, 2042	305,775	2,387
Ser. 02-T4, IO, 0.444s, 2041	2,931,782	49,474
Ser. 01-50, Class B1, IO, 0.432s, 2041	799,428	10,544
Ser. 02-T1, Class IO, IO, 0.422s, 2031	604,603	9,100
Ser. 03-W6, Class 3, IO, 0.368s, 2042	479,138	5,431
Ser. 03-W6, Class 23, IO, 0.35s, 2042	17,259,409	192,602
Ser. 02-W8, Class 1, IO, 0.349s, 2042	18,256,188	251,023
Ser. 05-50, Class LO, PO, zero %, 2035	34,361	33,967
Ser. 99-51, Class N, PO, zero %, 2029	242,932	223,607
FRB Ser. 05-91, Class EF, zero %, 2035	34,720	34,476
IFB Ser. 06-48, Class FG, zero %, 2036	261,733	243,194

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.13s, 2020	17,521,235	350,425

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	3,121,100	2,189,567

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,549,066

Federal Home Loan Mortgage Corp.
IFB Ser. T-56, Class 2ASI, IO, 7.844s, 2043	2,546,919	517,087
IFB Ser. T-56, Class 3ASI, IO, 7.244s, 2043	1,172,421	243,869
Ser. T-56, Class A, IO, 0.306s, 2043	366,332	6,945
Ser. T-57, Class 1AX, IO, 0.004s, 2043	10,875,728	145,069
Ser. T-56, Class 1, IO, zero %, 2043	439,313	1,289
Ser. T-56, Class 2, IO, zero %, 2043	402,668	26
Ser. T-56, Class 3, IO, zero %, 2043	12,044,820	2,223
IFB Ser. 3182, Class PS, 27.571s, 2032 F	605,944	898,606
IFB Ser. 3182, Class SP, 27.571s, 2032	1,337,673	2,007,512
IFB Ser. 3211, Class SI, IO, 26.583s, 2036	1,944,375	1,357,213
IFB Ser. 3408, Class EK, 24.758s, 2037	1,275,963	1,878,344
IFB Ser. 3077, Class ST, IO, 23.623s, 2035	18,451,067	11,093,704
IFB Ser. 2979, Class AS, 23.33s, 2034	801,606	1,147,324
IFB Ser. 3105, Class SI, IO, 18.955s, 2036	4,536,536	2,312,908
IFB Ser. 2684, Class SP, IO, 7.243s, 2033	31,651,000	5,574,316
IFB Ser. 3184, Class SP, IO, 7.093s, 2033 F	6,282,482	615,825
IFB Ser. 3110, Class SP, IO, 7.043s, 2035	6,618,490	1,238,319
IFB Ser. 3156, Class PS, IO, 6.993s, 2036	30,457,032	5,333,026
IFB Ser. 3149, Class LS, IO, 6.943s, 2036	13,170,866	2,528,411
IFB Ser. 3119, Class PI, IO, 6.943s, 2036	14,059,751	2,695,535
IFB Ser. 2882, Class NS, IO, 6.943s, 2034	5,071,307	631,682
IFB Ser. 3149, Class SE, IO, 6.893s, 2036	3,655,597	703,410
IFB Ser. 3203, Class SH, IO, 6.883s, 2036 F	3,711,273	591,080

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3208, Class PS, IO, 6.843s, 2036	$74,361,076	$11,045,621
IFB Ser. 2835, Class AI, IO, 6.843s, 2034	346,721	58,519
IFB Ser. 2828, Class TI, IO, 6.793s, 2030	2,242,262	280,706
IFB Ser. 3249, Class SI, IO, 6.493s, 2036	2,084,008	329,777
IFB Ser. 3028, Class ES, IO, 6.493s, 2035 F	14,353,544	2,302,264
IFB Ser. 3042, Class SP, IO, 6.493s, 2035	4,650,727	713,921
IFB Ser. 2990, Class TS, IO, 6.493s, 2035	6,376,739	589,007
IFB Ser. 3287, Class SE, IO, 6.443s, 2037	20,719,794	3,115,221
IFB Ser. 3123, Class LI, IO, 6.443s, 2036	9,251,989	1,629,830
IFB Ser. 3107, Class DC, IO, 6.443s, 2035 F	11,163,730	1,759,607
IFB Ser. 3001, Class IH, IO, 6.443s, 2035	8,542,587	1,403,462
IFB Ser. 2906, Class SW, IO, 6.443s, 2034	5,522,051	579,098
IFB Ser. 3256, Class S, IO, 6.433s, 2036	6,879,528	1,036,692
IFB Ser. 3031, Class BI, IO, 6.433s, 2035	2.962,112	532,693
IFB Ser. 3249, Class SM, IO, 6.393s, 2036	16,038,111	2,634,741
IFB Ser. 3240, Class SM, IO, 6.393s, 2036	6,214,389	907,674
IFB Ser. 3147, Class SD, IO, 6.393s, 2036	20,579,221	2,852,163
IFB Ser. 3398, Class SI, IO, 6.393s, 2036	10,359,732	1,364,584
IFB Ser. 3067, Class SI, IO, 6.393s, 2035	4,946,844	827,261
IFB Ser. 3128, Class JI, IO, 6.373s, 2036	11,229,524	1,700,099
IFB Ser. 3240, Class S, IO, 6.363s, 2036	13,061,344	2,090,599
IFB Ser. 3065, Class DI, IO, 6.363s, 2035	2,018,101	331,681
IFB Ser. 3145, Class GI, IO, 6.343s, 2036	994,282	151,834
IFB Ser. 3114, Class IP, IO, 6.343s, 2036	22,069,015	3,282,104
IFB Ser. 3510, Class IB, IO, 6.343s, 2036	8,100,220	1,652,121
IFB Ser. 3485, Class SI, IO, 6.293s, 2036	9,817,879	1,605,223
IFB Ser. 3346, Class SC, IO, 6.293s, 2033	304,811,319	43,350,266
IFB Ser. 3346, Class SB, IO, 6.293s, 2033	93,705,679	13,258,417
IFB Ser. 3349, Class AS, IO, 6.243s, 2037	19,469,942	2,928,863
IFB Ser. 3510, Class IA, IO, 6.243s, 2037	15,887,627	2,208,857
IFB Ser. 3238, Class LI, IO, 6.233s, 2036	3,501,019	548,119
IFB Ser. 3171, Class PS, IO, 6.228s, 2036	4,566,521	617,448
IFB Ser. 3171, Class ST, IO, 6.228s, 2036 F	13,931,917	2,186,742
IFB Ser. 3510, Class CI, IO, 6.223s, 2037	12,235,772	1,906,211
IFB Ser. 3449, Class SL, IO, 6.223s, 2037	14,932,246	1,964,364
IFB Ser. 3152, Class SY, IO, 6.223s, 2036	9,362,190	1,651,958
IFB Ser. 3510, Class DI, IO, 6.223s, 2035	13,535,488	2,144,969
IFB Ser. 3181, Class PS, IO, 6.213s, 2036	3,284,967	493,895
IFB Ser. 3361, Class SI, IO, 6.193s, 2037	16,468,792	2,280,243
IFB Ser. 3199, Class S, IO, 6.193s, 2036	6,916,703	1,084,747
IFB Ser. 3200, Class PI, IO, 6.193s, 2036	29,983,639	4,547,319
IFB Ser. 3261, Class SA, IO, 6.173s, 2037	2,786,524	434,280
IFB Ser. 3311, Class PI, IO, 6.153s, 2037	5,159,263	842,166
IFB Ser. 3510, Class AS, IO, 6.153s, 2037	1,779,545	292,895
IFB Ser. 3265, Class SC, IO, 6.153s, 2037	2,040,364	293,445
IFB Ser. 3240, Class GS, IO, 6.123s, 2036	6,948,107	1,067,438
IFB Ser. 3257, Class SI, IO, 6.063s, 2036	2,944,454	404,748
IFB Ser. 3242, Class SC, IO, 6.033s, 2036 F	10,173,717	1,299,567

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3225, Class EY, IO, 6.033s, 2036	$26,161,240	$3,602,141
IFB Ser. 3225, Class JY, IO, 6.033s, 2036	27,142,666	4,080,628
IFB Ser. 3621, Class SB, IO, 5.973s, 2040	72,240,975	8,751,960
IFB Ser. 3502, Class DS, IO, 5.893s, 2039	2,490,100	298,630
IFB Ser. 2967, Class SA, IO, 5.893s, 2035	4,003,283	403,931
IFB Ser. 3339, Class TI, IO, 5.883s, 2037	14,602,395	2,123,918
IFB Ser. 3303, Class SD, IO, 5.833s, 2037	4,551,514	541,244
IFB Ser. 3309, Class SG, IO, 5.813s, 2037 F	8,439,083	1,082,998
IFB Ser. 3510, Class BI, IO, 5.773s, 2037	19,856,041	3,025,862
IFB Ser. 3725, Class SB, IO, 5.7s, 2040	127,215,500	20,285,784
IFB Ser. 3725, Class CS, IO, 5.65s, 2040	138,983,500	21,200,543
IFB Ser. 3424, Class UI, IO, 5.503s, 2037	5,325,007	642,941
Ser. 3672, Class PI, IO, 5 1/2s, 2039	24,747,078	4,678,930
Ser. 3707, Class IK, IO, 5s, 2040	9,980,682	1,702,704
Ser. 3645, Class ID, IO, 5s, 2040	14,357,620	2,094,202
Ser. 3687, Class CI, IO, 5s, 2038	35,330,802	5,766,340
Ser. 3653, Class KI, IO, 5s, 2038	57,231,684	8,097,711
Ser. 3687, Class HI, IO, 5s, 2038	34,378,597	5,461,728
Ser. 3632, Class CI, IO, 5s, 2038	18,708,851	2,816,618
Ser. 3626, Class DI, IO, 5s, 2037	13,978,520	1,394,916
Ser. 3623, Class CI, IO, 5s, 2036 F	12,479,058	1,078,914
Ser. 3707, Class HI, IO, 4s, 2023	26,900,991	2,354,106
Ser. 3707, Class KI, IO, 4s, 2023	31,418,824	2,401,969
Ser. 3331, Class GO, PO, zero %, 2037	49,343	48,789
Ser. 3369, PO, zero %, 2037	28,303	27,592
Ser. 3289, Class SI, IO, zero %, 2037	335,031	6,724
Ser. 3314, PO, zero %, 2036	725,147	662,131
Ser. 3141, Class DO, PO, zero %, 2036	134,680	127,609
Ser. 3124, Class DO, PO, zero %, 2036	102,999	95,420
Ser. 3097, Class OC, PO, zero %, 2036	16,649	16,316
Ser. 3106, PO, zero %, 2036	6,379	6,388
Ser. 3084, Class ON, PO, zero %, 2035	5,773	5,679
Ser. 2989, Class WO, PO, zero %, 2035	6,623	6,556
Ser. 2975, Class QO, PO, zero %, 2035	807	798
Ser. 2947, Class AO, PO, zero %, 2035	57,236	52,226
Ser. 2951, Class JO, PO, zero %, 2035	42,882	36,114
Ser. 2985, Class CO, PO, zero %, 2035	109,407	97,970
Ser. 3145, Class KO, PO, zero %, 2034	33,722	33,752
Ser. 2692, Class TO, PO, zero %, 2033	141,378	126,732
Ser. 1208, Class F, PO, zero %, 2022	222,143	209,672
FRB Ser. 3345, Class TY, zero %, 2037	110,127	109,165
FRB Ser. 3299, Class FD, zero %, 2037	163,384	161,979
FRB Ser. 3304, Class UF, zero %, 2037	404,765	396,933
FRB Ser. 3326, Class XF, zero %, 2037 F	69,189	68,995
FRB Ser. 3273, Class HF, zero %, 2037	14,634	14,528
FRB Ser. 3235, Class TP, zero %, 2036	17,129	17,013
FRB Ser. 3251, Class TC, zero %, 2036	387,200	378,395
FRB Ser. 3067, Class SF, zero %, 2035	302,060	297,801
FRB Ser. 3072, Class TJ, zero %, 2035	175,619	159,030
FRB Ser. 3047, Class BD, zero %, 2035	220,936	216,669

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
FRB Ser. 3052, Class TJ, zero %, 2035	$65,708	$64,104
FRB Ser. 3326, Class WF, zero %, 2035 F	1,092,455	1,039,936
FRB Ser. 3030, Class EF, zero %, 2035	181,505	154,926
FRB Ser. 3033, Class YF, zero %, 2035	190,354	181,209
FRB Ser. 3251, Class TP, zero %, 2035	119,295	118,127
FRB Ser. 3412, Class UF, zero %, 2035	138,001	119,404
FRB Ser. 3007, Class LU, zero %, 2035	32,342	27,230
FRB Ser. 2958, Class TP, zero %, 2035	22,351	22,188
FRB Ser. 2958, Class FB, zero %, 2035	18,905	18,895
FRB Ser. 2947, Class GF, zero %, 2034	159,229	156,455
FRB Ser. 3006, Class TE, zero %, 2034	22,744	22,597

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	1,178,264	919,046

Government National Mortgage Association
IFB Ser. 07-6, Class SA, IO, 7.093s, 2037	28,776,526	4,082,526
IFB Ser. 09-88, Class MS, IO, 6.643s, 2039	4,815,498	553,315
IFB Ser. 09-76, Class MS, IO, 6.643s, 2039	12,842,326	1,450,669
IFB Ser. 09-66, Class XS, IO, 6.543s, 2039	25,377,212	3,117,640
IFB Ser. 08-79, Class ID, IO, 6.543s, 2035	13,246,074	2,156,314
IFB Ser. 09-87, Class SI, IO, 6.493s, 2035	7,405,271	1,071,469
IFB Ser. 10-113, Class SJ, IO, 6.45s, 2035	50,000,000	8,349,000
IFB Ser. 09-61, Class SA, IO, 6.443s, 2039	84,668,575	9,617,503
IFB Ser. 10-98, Class CS, IO, 6.443s, 2038	19,921,542	3,377,498
IFB Ser. 10-98, Class SA, IO, 6.443s, 2038	19,127,447	3,228,904
IFB Ser. 10-32, Class SP, IO, 6.443s, 2036	26,680,577	3,208,606
IFB Ser. 10-98, Class ES, IO, 6.443s, 2035	44,908,035	7,154,748
IFB Ser. 10-113, Class AS, IO, 6.4s, 2039	19,127,067	3,475,962
IFB Ser. 10-85, Class SA, IO, 6.393s, 2040	8,359,078	1,344,223
IFB Ser. 10-85, Class AS, IO, 6.393s, 2039	27,298,621	4,268,958
IFB Ser. 10-85, Class SD, IO, 6.393s, 2038	18,243,676	2,800,404
IFB Ser. 10-113, Class CS, 6.386s, 2039	36,322,571	5,789,455
IFB Ser. 09-106, Class LP, IO, 6.353s, 2036	55,086,067	6,779,442
IFB Ser. 10-113, Class PS, IO, 6.35s, 2035	45,550,250	7,275,286
IFB Ser. 10-80, Class S, IO, 6.343s, 2040	14,593,980	2,255,500
IFB Ser. 10-85, Class SB, IO, 6.343s, 2040	52,099,097	8,299,386
IFB Ser. 10-98, Class QS, IO, 6.343s, 2040	25,596,087	4,004,508
IFB Ser. 10-98, Class YS, IO, 6.343s, 2039	26,462,891	4,098,837
IFB Ser. 10-47, Class HS, IO, 6.343s, 2039	12,422,922	1,979,593
IFB Ser. 06-34, Class PS, IO, 6.333s, 2036	1,464,854	198,121
IFB Ser. 10-68, Class SD, IO, 6.324s, 2040	8,284,269	1,367,113
IFB Ser. 10-88, Class SA, IO, 6.293s, 2040	86,892,420	12,588,105
IFB Ser. 10-76, Class CS, IO, 6.293s, 2040	27,344,251	4,790,986
IFB Ser. 10-42, Class SM, IO, 6.293s, 2039	61,098,484	10,176,954
IFB Ser. 10-31, Class PS, IO, 6.293s, 2038	13,886,526	2,247,639
IFB Ser. 10-47, Class XN, IO, 6.293s, 2034	26,450,113	2,102,784
IFB Ser. 10-55, Class SG, IO, 6.243s, 2040	41,272,357	5,809,910
IFB Ser. 10-60, Class S, IO, 6.243s, 2040	40,250,493	5,980,418
IFB Ser. 10-62, Class PS, IO, 6.243s, 2040 F	63,797,443	9,049,139
IFB Ser. 10-47, Class BS, IO, 6.243s, 2040	32,476,093	4,242,190
IFB Ser. 09-104, Class KS, IO, 6.243s, 2039	25,891,410	2,845,016

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-53, Class SA, IO, 6.243s, 2039 F	$67,378,941	$8,428,610
IFB Ser. 10-2, Class SA, IO, 6.243s, 2037	29,195,424	3,753,364
IFB Ser. 09-24, Class SA, IO, 6.243s, 2037	32,605,186	2,357,681
IFB Ser. 10-62, Class SD, IO, 6.233s, 2040 F	63,824,980	8,523,854
IFB Ser. 09-101, Class SB, IO, 6.193s, 2039	43,510,414	4,929,730
IFB Ser. 09-127, Class PS, IO, 6.193s, 2038	94,697,378	13,575,757
IFB Ser. 07-35, Class KY, IO, 6.193s, 2037	37,454,786	4,232,016
IFB Ser. 09-102, Class SM, IO, 6.143s, 2039	57,266,995	6,102,514
IFB Ser. 09-35, Class SP, IO, 6.143s, 2037	27,575,553	3,168,983
IFB Ser. 09-106, Class SC, IO, 6.093s, 2039	82,966,954	9,775,167
IFB Ser. 10-20, Class SE, IO, 5.993s, 2040	61,041,068	7,798,607
IFB Ser. 10-26, Class QS, IO, 5.993s, 2040	233,302,709	34,062,196
IFB Ser. 09-72, Class SM, IO, 5.993s, 2039	51,554,567	5,928,775
IFB Ser. 09-92, Class SA, IO, 5.993s, 2039 F	91,246,276	10,889,366
IFB Ser. 09-77, Class SB, IO, 5.993s, 2038 F	23,088,327	2,620,594
IFB Ser. 09-87, Class SN, IO, 5.993s, 2035	12,487,523	1,157,344
IFB Ser. 05-28, Class SA, IO, 5.943s, 2035	7,561,567	622,157
IFB Ser. 10-20, Class SC, IO, 5.893s, 2040	274,128,524	41,401,712
IFB Ser. 08-60, Class SH, IO, 5.893s, 2038 F	7,839,785	882,985
IFB Ser. 10-76, Class SH, IO, 5.85s, 2040	24,607,815	3,435,251
IFB Ser. 09-58, Class SD, IO, 5.843s, 2039	7,455,093	730,375
IFB Ser. 09-87, Class TS, IO, 5.843s, 2035	8,430,269	1,009,693
IFB Ser. 10-113, Class DS, IO, 5.836s, 2039	26,070,000	3,721,493
IFB Ser. 09-66, Class BS, IO, 5.833s, 2039	38,218,737	4,068,310
IFB Ser. 10-116, Class SL, IO, 5.791s, 2039	33,514,459	5,152,848
IFB Ser. 09-50, Class SW, IO, 5.743s, 2039	36,407,900	3,395,787
IFB Ser. 10-85, Class SN, IO, 5.683s, 2040	76,196,273	11,234,379
IFB Ser. 10-116, Class SA, IO, 5.64s, 2040	105,456,035	14,961,575
IFB Ser. 10-68, Class MS, IO, 5.593s, 2040	35,675,652	4,381,484
IFB Ser. 10-15, Class BS, IO, 5.523s, 2040	41,422,723	4,918,948
IFB Ser. 10-58, Class AI, IO, 5.513s, 2040	155,390,793	18,761,884
IFB Ser. 10-35, Class AS, IO, 5.493s, 2040	97,020,258	12,552,481
IFB Ser. 10-20, Class SD, IO, 5.423s, 2040	136,769,364	17,440,829
Ser. 09-101, Class IL, IO, 5s, 2038	16,706,527	2,562,614
Ser. 10-98, Class HI, IO, 5s, 2038	42,422,002	6,030,712
Ser. 10-43, Class JI, IO, 5s, 2037 F	32,494,021	4,577,260
Ser. 09-95, Class DI, IO, 5s, 2035	37,453,397	3,762,943
IFB Ser. 10-14, Class SC, IO, 4.541s, 2035	5,035,172	714,994
Ser. 10-103, Class IM, IO, 4 1/2s, 2039	53,895,233	7,534,554
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	51,067,463	7,197,448
Ser. 10-104, Class NI, IO, 4 1/2s, 2038	42,462,745	6,267,501
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	24,838,282	3,059,331
Ser. 10-87, Class ID, IO, 4 1/2s, 2035	30,899,822	3,025,605
Ser. 06-36, Class OD, PO, zero %, 2036	107,589	101,295
Ser. 06-64, PO, zero %, 2034	190,384	170,823
Ser. 99-31, Class MP, PO, zero %, 2029	19,875	18,266
FRB Ser. 07-73, Class KI, IO, zero %, 2037 F	918,950	6,007
FRB Ser. 07-73, Class KM, zero %, 2037	92,041	84,093
FRB Ser. 07-16, Class WF, zero %, 2037	268,032	265,900

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

Greenwich Capital Commercial Funding Corp. FRB Ser. 06-GG7,
Class A2, 6.032s, 2038	$7,044,793	$7,175,965

GS Mortgage Securities Corp. II FRB Ser. 07-GG10, Class A3,
6.002s, 2045	2,581,000	2,798,703

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.334s, 2039	464,574,431	9,176,517

GSMPS Mortgage Loan Trust FRB Ser. 05-RP2, Class 1AF,
0.606s, 2035	8,492,045	7,175,778

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.677s, 2035	61,485,911	8,417,705
Ser. 05-RP3, Class 1AS, IO, 5.417s, 2035	6,586,884	878,563
FRB Ser. 05-RP3, Class 1AF, 0.606s, 2035	6,364,336	5,409,685
FRB Ser. 05-RP1, Class 1AF, 0.606s, 2035	343,396	292,745
Ser. 01-2, IO, 0.209s, 2032	1,893,862	11,837

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.97s, 2037	12,953,621	8,808,462

IMPAC CMB Trust FRB Ser. 05-4, Class 1A1A, 0.796s, 2035	15,416,941	11,562,706

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.366s, 2037	5,997,131	3,268,436

IndyMac Inda Mortgage Loan Trust FRB Ser. 07-AR7,
Class 1A1, 5.953s, 2037	6,500,368	5,468,435

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR3, Class 2A1A, 5.619s, 2036	26,776,725	14,660,257
FRB Ser. 06-AR25, Class 5A1, 5.59s, 2036	3,351,214	1,978,550
FRB Ser. 07-AR15, Class 1A1, 5.554s, 2037	5,853,840	3,761,092
FRB Ser. 06-AR25, Class 3A1, 5.544s, 2036	8,195,018	4,835,061
FRB Ser. 07-AR9, Class 2A1, 5.472s, 2037	5,919,529	4,040,079
FRB Ser. 05-AR23, Class 6A1, 5.313s, 2035	27,026,650	20,675,387
FRB Ser. 07-AR13, Class 4A1, 5 1/4s, 2037	7,490,284	4,051,775
FRB Ser. 06-AR3, Class 3A1B, 5.202s, 2036	6,483,170	4,197,853
FRB Ser. 07-AR5, Class 2A1, 5.185s, 2037	9,819,023	5,645,938
FRB Ser. 05-AR31, Class 3A1, 5.166s, 2036	10,372,988	6,586,847
FRB Ser. 07-AR7, Class 2A1, 4.958s, 2037	6,059,397	3,287,223
FRB Ser. 07-AR11, Class 1A1, 4.833s, 2037	4,245,095	2,356,028
FRB Ser. 06-AR27, Class 2A2, 0.456s, 2036	9,127,615	6,457,788
FRB Ser. 06-AR41, Class A3, 0.436s, 2037	6,978,303	3,524,043
FRB Ser. 06-AR35, Class 2A1A, 0.426s, 2037	20,501,040	10,654,636

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.884s, 2036	3,880,723	3,026,964
FRB Ser. 06-A6, Class 1A1, 0.416s, 2036	4,703,473	2,720,294

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 08-C2, Class X, IO, 0.6s, 2051	254,182,852	5,786,625

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.189s, 2051	288,390,690	2,857,058
Ser. 05-LDP5, Class X1, IO, 0.101s, 2044	1,999,895,300	7,303,618

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,617,371
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,188,217

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 07-C7, Class A3, 5.866s, 2045	$20,510,000	$21,697,334
Ser. 07-C2, Class A3, 5.43s, 2040	18,881,000	19,750,072
Ser. 07-C1, Class A4, 5.424s, 2040	24,620,000	25,937,153

Merrill Lynch Alternative Note Asset FRB Ser. 07-AF1,
Class AV1, 5.334s, 2037	8,210,345	4,351,483

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.177s, 2049	199,321,015	2,291,275

Merrill Lynch Mortgage Investors Trust
FRB Ser. 06-A4, Class 3A1, 5.664s, 2036	11,927,344	7,497,350
FRB Ser. 06-A1, Class 1A1, 4.936s, 2036	18,650,377	11,964,217

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 4.081s, 2035	680,412	543,026
Ser. 96-C2, Class JS, IO, 2.285s, 2028	5,309,613	272,914

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.02s, 2050	1,006,000	1,072,502
FRB Ser. 07-C1, Class A2, 5.916s, 2050	6,757,000	7,064,323

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 6.126s, 2049	1,229,000	1,328,642
Ser. 07-7, Class ASB, 5.745s, 2050	4,138,000	4,426,888
FRB Ser. 06-4, Class A2FL, 0.377s, 2049	6,737,000	6,400,150

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.139s, 2037	6,431,648	611,007
Ser. 07-C5, Class X, IO, 4.654s, 2017	10,396,614	831,729

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 6.035s, 2049	8,367,000	8,831,276
Ser. 07-HQ13, Class A2, 5.649s, 2044	10,291,000	10,822,925

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7,
6s, 2039	13,869,752	1,040,231

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5.681s, 2036	10,541,739	7,273,800
FRB Ser. 07-14AR, Class 6A1, 5.432s, 2037	34,772,392	22,949,779
FRB Ser. 07-11AR, Class 2A1, 5.426s, 2037	16,792,630	8,438,296
Ser. 06-6AR, Class 2A, 5.411s, 2036	21,988,627	13,852,835
FRB Ser. 07-15AR, Class 2A1, 5.294s, 2037	16,207,976	11,129,790
FRB Ser. 07-11AR, Class 2A5, 4.787s, 2037	8,603,298	4,215,616
Ser. 05-5AR, Class 2A1, 3.037s, 2035	5,422,384	3,619,441
FRB Ser. 06-1AR, Class 1A1, 0.536s, 2036	8,160,234	4,651,333
FRB Ser. 06-5AR, Class A, 0.506s, 2036	30,185,645	16,903,961

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
2.009s, 2012	12,427	196

Nomura Asset Acceptance Corp. 144A IFB Ser. 04-R3,
Class AS, IO, 6.794s, 2035	9,203,833	1,663,894

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033 F	880,000	8,800

Residential Accredit Loans, Inc.
FRB Ser. 07-QS5, Class A5, 0.556s, 2037	37,360,234	17,793,558
FRB Ser. 06-QA4, Class A, 0.436s, 2036	10,480,340	5,030,563

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount		Value

Residential Asset Securitization Trust
Ser. 06-A13, Class A1, 6 1/4s, 2036		$8,110,011	$5,393,157
Ser. 07-A5, Class 2A3, 6s, 2037		10,282,985	7,815,068
Ser. 06-A5CB, Class A6, 6s, 2036		9,908,488	6,025,599
FRB Ser. 05-A13, Class 1A1, 0.956s, 2035		6,869,510	4,538,170
FRB Ser. 05-A2, Class A1, 0.756s, 2035		18,949,707	13,322,251

STRIPS 144A
Ser. 03-1A, Class N, 5s, 2018		1,590,000	1,287,900
Ser. 04-1A, Class N, 5s, 2018		1,261,941	1,085,269

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037 F		12,682,539	7,094,295
FRB Ser. 05-23, Class 3A1, 5.888s, 2036		13,382,886	10,304,822
FRB Ser. 06-4, Class 6A, 5.711s, 2036		8,693,793	6,411,673
FRB Ser. 06-9, Class 1A1, 5.402s, 2036		3,749,808	2,256,186
FRB Ser. 05-18, Class 6A1, 2.84s, 2035		9,645,061	7,571,373
FRB Ser. 06-12, Class 1A1, 0.416s, 2037		39,481,392	23,491,428

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.982s, 2037		145,418,984	22,534,700
Ser. 05-RF7, Class A, IO, 5.461s, 2035		21,949,944	3,072,371
Ser. 07-4, Class 1A4, IO, 1s, 2037		77,697,000	2,509,186

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.693s, 2035		20,516,806	2,899,443
Ser. 06-RF1, IO, 5.668s, 2036		600,758	87,760
Ser. 05-RF3, Class 1A, IO, 5.474s, 2035		18,344,236	2,476,472
Ser. 05-RF6, Class A, IO, 5.316s, 2043		27,958,405	3,932,663
Ser. 07-RF1, Class 1A, IO, 5.165s, 2037		45,482,352	5,956,373
Ser. 06-RF4, Class 1A, IO, 4.967s, 2036		7,273,645	1,003,382
Ser. 08-RF1, Class AI, IO, 4.57s, 2037		32,363,534	3,912,762
FRB Ser. 05-RF3, Class 1A, 0.606s, 2035		18,634,961	15,560,193
FRB Ser. 05-RF1, Class A, 0.606s, 2035		18,173,463	14,629,638

Ursus PLC 144A
Ser. 1-A, Class X1, IO, 4.925s, 2012 (Ireland)	GBP	5,000	50
FRB Ser. 1-A, Class D, 1.638s, 2012 (Ireland)	GBP	1,294,410	122,054

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.102s, 2051		$17,562,000	18,698,931
FRB Ser. 07-C32, Class A2, 5.928s, 2049		22,039,000	22,939,615
Ser. 06-C27, Class A2, 5.624s, 2045		1,888,379	1,938,627
Ser. 07-C31, Class A3, 5.483s, 2047		2,576,000	2,694,214
Ser. 07-C31, Class A2, 5.421s, 2047		8,445,000	8,775,498
Ser. 07-C34, IO, 0.523s, 2046		79,118,172	1,409,095

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.557s, 2018		3,292,000	1,975,200

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6,
Class A1, 6.28s, 2037		28,135,519	20,215,810

Total mortgage-backed securities (cost $2,073,207,509)			$2,252,410,262

CORPORATE BONDS AND NOTES (24.8%)*	Principal amount		Value

Basic materials (2.0%)
Associated Materials, LLC/Associated Materials
Finance, Inc. company guaranty sr. notes 9 7/8s, 2016		$514,000	$621,940

Celanese US Holdings, LLC 144A company
guaranty sr. notes 6 5/8s, 2018 (Germany)		1,005,000	1,027,613

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.292s, 2013 (Netherlands)		1,099,000	994,595

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		3,735,000	3,875,063

FMG Resources August 2006 Pty Ltd. 144A sr. sec. notes
10 5/8s, 2016 (Australia)		3,861,000	4,753,856

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		7,572,000	8,423,850

Georgia-Pacific Corp. 144A company guaranty 7 1/8s, 2017		2,315,000	2,451,006

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011		212,000	227,900

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		230,000	238,625

Graphic Packaging International, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018		560,000	574,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		339,000	352,560

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		1,725,000	1,690,500

Huntsman International, LLC 144A company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		1,065,000	1,102,275

Ineos Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	1,150,000	1,633,851

International Paper Co. sr. unsec. notes 9 3/8s, 2019		$4,461,000	5,765,843

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		3,665,000	4,004,013

Lyondell Chemical Co. sr. notes 11s, 2018		7,470,000	8,263,688

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		2,360,000	2,666,800

Novelis, Inc. company guaranty sr. unsec. notes
11 1/2s, 2015		450,000	514,125

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,471,000	2,514,243

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	3,742,000	5,899,827

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$2,140,000	2,471,700

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.585s,
2013 (France)	EUR	485,000	656,867

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		$900,000	918,000

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	465,000	646,823

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		$1,710,000	1,906,325

Sappi Papier Holding AG 144A company guaranty 6 3/4s,
2012 (Austria)		1,015,000	1,022,996

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.149s, 2015 (Germany)	EUR	1,050,000	1,306,873

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$1,385,000	1,398,850

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		1,710,000	1,868,175

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		1,792,000	1,917,440

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		$3,963,000	$4,235,456

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		1,251,000	1,297,913

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)		4,212,000	5,304,172

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		1,477,000	1,794,555

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)		2,098,000	2,586,662

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		885,000	896,063

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		575,000	586,500

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015		1,145,000	1,187,938

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		3,787,000	4,146,765

			93,746,246
Capital goods (1.1%)
Alliant Techsystems, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2020		1,674,000	1,699,110

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		2,229,000	2,323,733

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		2,717,440	2,948,422

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	685,000	934,374

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)		$705,000	705,000

Ball Corp. company guaranty sr. unsec. notes 7 3/8s, 2019		147,000	159,863

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016		218,000	235,440

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		4,640,000	4,732,800

Berry Plastics Corp. company guaranty 8 7/8s, 2014		4,221,000	4,104,923

Cleaver-Brooks, Inc. 144A sr. notes 12 1/4s, 2016		514,000	530,063

Crown European Holdings SA 144A sr. notes 7 1/8s,
2018 (France)	EUR	475,000	673,588

Graham Packaging Co., Inc. 144A company
guaranty sr. notes 8 1/4s, 2018		$355,000	360,325

Impress Holdings BV company guaranty sr. bonds FRB
Ser. REGS, 3.96s, 2013 (Netherlands)	EUR	816,000	1,079,038

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		$1,710,000	1,812,600

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		2,734,000	3,300,108

Mueller Water Products, Inc. 144A company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020		335,000	351,750

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	1,430,000	1,861,840

Rexel SA company guaranty sr. unsec. notes 8 1/4s,
2016 (France)	EUR	3,217,000	4,707,474

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)		$1,410,000	1,434,675

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)	EUR	2,660,000	3,660,702

Ryerson, Inc. company guaranty sr. notes 12s, 2015		$2,412,000	2,484,360

Tenneco, Inc. company guaranty sr. unsec. sub. notes
8 5/8s, 2014		2,976,000	3,050,400

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Capital goods cont.
Tenneco, Inc. 144A sr. notes 7 3/4s, 2018		$820,000	$840,500

Thermon Industries, Inc. 144A company
guaranty sr. notes 9 1/2s, 2017		1,587,000	1,658,415

TransDigm, Inc. company guaranty sr. sub. notes 7 3/4s, 2014		585,000	591,581

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		2,732,000	2,762,735

			49,003,819
Communication services (2.8%)
Angel Lux Common S.A.R.L. notes Ser. REGS, 8 1/4s,
2016 (Denmark)	EUR	419,000	605,063

CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017		$1,710,000	1,889,550

CCH II, LLC/CCH Capital company guaranty sr. unsec. notes
13 1/2s, 2016		2,295,504	2,725,911

CCO Holdings LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018		2,450,000	2,541,875

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		1,561,000	1,646,855

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		804,000	804,000

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018		740,000	721,500

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. sec. notes 12s, 2015		3,140,000	3,383,350

Cricket Communications, Inc. company guaranty 9 3/8s, 2014		526,000	544,410

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		2,065,000	2,230,200

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		4,740,000	5,030,325

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		5,053,000	5,564,616

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		364,000	380,835

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Jamaica)		1,095,000	1,116,900

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		2,405,000	2,630,469

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		6,371,000	6,888,644

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		805,000	841,225

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		2,194,000	2,377,748

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		2,801,000	3,000,571

Intelsat Jackson Holdings SA 144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)		2,660,000	2,673,300

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)		5,872,000	6,077,520

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		2,375,000	2,232,500

Magyar Telecom BV 144A company guaranty sr. notes 9 1/2s,
2016 (Hungary)	EUR	1,889,000	2,513,072

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		$673,000	696,555

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		4,447,000	4,658,233

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Communication services cont.
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		$3,195,000	$3,274,875

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		4,595,000	5,226,813

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		1,391,000	1,453,595

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		2,195,000	2,238,900

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		1,530,000	1,560,600

Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014		2,400,000	2,448,000

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	689,300

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		2,497,000	2,740,458

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,443,750

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		3,850,000	4,235,000

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		1,130,000	1,214,750

Sprint Capital Corp. notes 8 3/8s, 2012		2,495,000	2,669,650

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		9,600,000	10,416,000

TDC A/S sr. unsec. unsub. bonds 5 7/8s, 2015 (Denmark)	EUR	1,471,000	2,128,213

Unitymedia GmbH company guaranty sr. notes
Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	2,398,000	3,532,933

Unitymedia Hessen/NRW 144A company guaranty sr. notes
8 1/8s, 2017 (Germany)	EUR	1,624,000	2,307,924

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	1,990,000	2,907,865

Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	242,000	424,816

Virgin Media Secured Finance PLC company
guaranty sr. notes 7s, 2018 (United Kingdom)	GBP	2,255,000	3,756,476

Wind Acquisition Holding company
guaranty sr. notes Ser. REGS, 12 1/4s, 2017
(Luxembourg) ‡‡	EUR	1,221,462	1,772,318

Windstream Corp. company guaranty 8 5/8s, 2016		$7,880,000	8,333,100

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		1,395,000	1,454,288

Windstream Corp. 144A company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		710,000	734,850

			130,739,701
Conglomerates (—%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014		1,096,000	1,194,640

SPX Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2017		750,000	795,000

			1,989,640
Consumer cyclicals (4.1%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		140,000	155,750

Affinion Group, Inc. company guaranty 11 1/2s, 2015		1,615,000	1,705,844

Affinion Group, Inc. company guaranty 10 1/8s, 2013		1,749,000	1,797,098

AMC Entertainment, Inc. company guaranty 11s, 2016		1,152,000	1,229,760

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		1,998,000	2,015,483

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		1,537,000	1,454,386

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		$1,135,000	$1,106,625

Ameristar Casinos, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		2,915,000	3,111,763

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018		2,870,000	2,941,750

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		2,620,000	2,580,700

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020		1,185,000	1,196,850

Building Materials Corp. 144A sr. notes 7s, 2020		2,425,000	2,485,625

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		830,000	815,475

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014		2,960,000	3,093,200

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018		855,000	897,750

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016		590,000	603,275

Cirsa Capital Luxembourg SA company guaranty Ser. REGS,
7 7/8s, 2012 (Luxembourg)	EUR	250,000	352,106

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		$1,854,000	1,446,120

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		6,119,000	6,532,033

Codere Finance Luxembourg SA sr. sec. notes Ser. REGS,
8 1/4s, 2015 (Luxembourg)	EUR	1,428,000	1,912,023

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		$685,000	736,375

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		6,495,000	6,982,125

D.R. Horton, Inc. sr. notes 7 7/8s, 2011		140,000	146,475

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016		588,000	655,620

DISH DBS Corp. company guaranty 7 1/8s, 2016		2,345,000	2,465,181

DISH DBS Corp. company guaranty 6 5/8s, 2014		6,614,000	6,911,630

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		1,695,000	1,841,194

Ford Motor Credit Co., LLC sr. unsec. FRN 3.277s, 2012		155,000	154,072

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 7 1/2s, 2012		575,000	610,396

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 5/8s, 2015		2,960,000	3,043,824

Goodman Global Group, Inc. sr. unsec. disc. notes zero %, 2014		3,769,000	2,412,160

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016		2,100,000	2,310,000

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		1,667,000	1,887,878

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)		900,000	1,023,826

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		1,410,000	1,570,213

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 4.121s, 2014		3,122,000	3,004,925

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		970,000	1,024,563

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018		1,775,000	1,417,781

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		$5,125,000	$5,611,875

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R		2,400,000	2,487,000

Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 10s, 2017		2,121,000	2,476,268

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		1,780,000	1,610,900

ISS Financing PLC sr. bond Ser. REGS, 11s, 2014
(United Kingdom)	EUR	957,000	1,430,910

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	807,000	1,155,553

Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	265,000	361,882

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$3,760,000	3,891,600

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		655,000	749,975

Lear Corp. company guaranty sr. unsec. bond 7 7/8s, 2018		3,205,000	3,397,300

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		2,960,000	3,163,500

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		5,167,000	5,567,443

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		340,000	359,550

Levi Strauss & Co. sr. unsec. unsub. notes 7 5/8s, 2020		3,245,000	3,366,688

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020		750,000	810,000

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s,
2066 (Italy)	EUR	917,000	1,244,755

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		$2,075,000	2,189,125

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		1,765,000	264,750

Michaels Stores, Inc. company guaranty 11 3/8s, 2016		1,295,000	1,406,694

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014		2,525,000	2,562,875

Navistar International Corp. sr. notes 8 1/4s, 2021		3,123,000	3,337,706

NBTY, Inc. 144A company guaranty sr. notes 9s, 2018		350,000	367,500

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 ‡‡		3,230,000	3,355,163

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014		697,000	732,721

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††		5,455,000	5,461,819

Nortek, Inc. company guaranty sr. notes 11s, 2013		2,734,519	2,905,426

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019		4,247,000	5,043,313

Penn National Gaming, Inc. sr. unsec. sub. notes
8 3/4s, 2019		2,466,000	2,620,125

Penske Automotive Group, Inc. company guaranty
sr. unsec. sub. notes 7 3/4s, 2016		1,713,000	1,672,316

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016		1,085,000	1,128,400

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		$2,900,000	$3,077,625

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		1,295,000	1,252,913

Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014		1,286,000	1,093,100

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		525,000	528,938

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		1,700,000	1,925,250

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018		1,404,000	1,414,530

Sinclair Television Group, Inc. 144A sr. notes 8 3/8s, 2018		1,238,000	1,247,285

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		3,403,000	3,747,554

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		406,000	388,745

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		2,870,000	3,243,100

Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017		2,265,000	2,395,238

Toys R US-Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		505,000	520,150

Travelport LLC company guaranty 11 7/8s, 2016		1,405,000	1,503,350

Travelport LLC company guaranty 9 7/8s, 2014		958,000	985,543

Travelport LLC/Travelport, Inc. 144A company
guaranty sr. unsec. notes 9s, 2016		1,005,000	999,975

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	1,395,000	1,915,275

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$830,000	881,875

TVN Finance Corp. PLC company guaranty sr. unsec.
Ser. REGS, 10 3/4s, 2017 (United Kingdom)	EUR	390,000	590,263

TVN Finance Corp. PLC 144A company guaranty sr. unsec.
notes 10 3/4s, 2017 (United Kingdom)	EUR	1,112,000	1,683,007

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		$2,565,000	2,645,156

Univision Communications, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡		2,967,249	2,841,141

WMG Acquisition Corp. company guaranty sr. sec.
notes 9 1/2s, 2016		2,240,000	2,396,800

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A
company guaranty 1st mtge. notes 7 3/4s, 2020		1,160,000	1,223,800

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		2,720,000	3,128,000

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		1,680,000	1,734,600

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		2,428,000	2,634,380

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s, 2014 (In default) F †		331,000	—

Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) F †		966,000	—

			192,362,579

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer staples (1.2%)
Archibald Candy Corp. company guaranty 10s,
2011 (In default) F †		$562,539	$8,687

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		1,293,000	1,367,348

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		3,077,000	3,023,153

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		2,243,000	2,290,664

CKE Restaurants, Inc. 144A sr. notes 11 3/8s, 2018		2,290,000	2,347,250

Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		2,193,000	2,338,286

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		2,401,000	2,554,064

Dean Foods Co. company guaranty 7s, 2016		573,000	562,256

Dole Food Co. 144A sr. sec. notes 8s, 2016		1,710,000	1,789,088

Europcar Groupe SA company guaranty sr. sub. bond FRB
Ser. REGS, 4.399s, 2013 (France)	EUR	947,000	1,197,263

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s,
2015		$474,000	364,980

Hertz Corp. company guaranty 8 7/8s, 2014		1,790,000	1,836,988

Hertz Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2018		800,000	800,000

Hertz Holdings Netherlands BV 144A sr. bond 8 1/2s,
2015 (Netherlands)	EUR	2,129,000	3,044,532

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018		$1,895,000	2,027,650

Libbey Glass, Inc. 144A sr. notes 10s, 2015		638,000	685,850

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		1,405,000	1,454,175

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		3,675,000	3,385,594

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		1,114,000	935,760

Rite Aid Corp. 144A company guaranty sr. unsub. notes
8s, 2020		595,000	603,925

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		1,410,000	1,452,300

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014		3,865,000	4,444,750

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018		2,680,000	2,874,300

SUPERVALU, Inc. sr. unsec. notes 8s, 2016		2,360,000	2,377,700

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		2,070,000	2,491,763

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016		2,525,000	2,685,969

West Corp. company guaranty 9 1/2s, 2014		4,038,000	4,224,758

West Corp. 144A sr. unsec. notes 8 5/8s, 2018		357,000	364,140

			53,533,193
Energy (4.9%)
Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		2,960,000	3,261,787

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		3,630,000	3,834,188

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		3,278,000	3,314,878

ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015		643,000	554,588

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Energy cont.
Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 8 3/4s, 2018		$880,000	$906,400

Bristow Group, Inc. company guaranty 6 1/8s, 2013		1,327,000	1,343,588

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		3,365,000	3,272,463

Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020		1,640,000	1,664,600

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		5,240,000	6,065,300

Complete Production Services, Inc. company guaranty 8s, 2016		1,657,000	1,706,710

Compton Petroleum Corp. company guaranty 7 5/8s, 2013
(Canada)		2,030,000	1,766,100

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		3,895,000	3,899,986

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015
(Canada)		3,204,000	3,252,060

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)		2,145,000	2,338,050

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2020		1,479,000	1,615,808

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017		8,151,000	8,823,458

Crosstex Energy/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		3,790,000	3,970,025

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		2,295,000	2,501,550

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		1,870,000	1,940,125

Dong Energy A/S unsec. sub. notes FRN 5 1/2s, 3005 (Denmark)	EUR	819,000	1,123,145

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		$4,846,000	4,803,598

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		3,695,000	3,519,488

Ferrellgas LP/Ferrellgas Finance Corp. sr. notes 6 3/4s,
2014		3,632,000	3,695,560

Forest Oil Corp. sr. notes 8s, 2011		3,730,000	3,944,475

Gaz Capital for Gazprom 144A sr. unsec. notes 7.288s, 2037
(Russia)		1,280,000	1,425,664

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037
(Russia)		1,810,000	2,015,978

Gaz Capital SA 144A company guaranty sr. unsec. bond
8.146s, 2018 (Russia)		740,000	863,099

Gaz Capital SA 144A sr. sec. bond 9 1/4s, 2019 (Russia)		3,305,000	4,091,722

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Russia)		1,090,000	1,159,542

Gazprom Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)		5,925,000	7,098,269

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		2,440,000	2,470,500

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s,
2014		3,379,000	3,235,393

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014		1,775,000	1,810,500

Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014
(United Kingdom)	GBP	773,000	1,257,995

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
KazMunaiGaz Finance Sub BV 144A notes 7s, 2020 (Kazakhstan)	$1,500,000	$1,653,750

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	825,000	870,375

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)	2,380,000	2,457,350

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)	2,920,000	3,181,661

Massey Energy Co. company guaranty sr. unsec. notes
6 7/8s, 2013	4,646,000	4,762,150

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	2,650,000	2,709,625

Offshore Group Investments, Ltd. 144A sr. notes 11 1/2s, 2015	1,245,000	1,307,250

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	2,535,000	1,926,600

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	2,030,000	1,527,575

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	2,255,000	2,288,825

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	1,885,000	1,908,563

Peabody Energy Corp. company guaranty 7 3/8s, 2016	8,163,000	8,897,670

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	208,000	223,860

Pemex Project Funding Master Trust company
guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)	1,140,000	1,245,370

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)	1,500,000	1,615,449

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	1,575,000	1,913,625

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)	3,375,000	3,879,451

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	27,200,000	15,776,000

Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 1/2s, 2037 (Venezuela)	3,200,000	1,472,000

Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 3/8s, 2027 (Venezuela)	3,000,000	1,447,500

Petroleos de Venezuela SA sr. unsec. bonds zero %,
2011 (Venezuela)	7,080,000	6,531,300

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	5,000,000	2,781,650

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	7,000,000	4,452,000

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)	16,505,000	9,660,707

Petroleos Mexicanos 144A company guaranty bonds 5 1/2s,
2021 (Mexico)	10,500,000	11,182,500

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 9 3/4s, 2019 (Trinidad)	1,165,000	1,427,125

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 6s, 2022 (Trinidad)	2,395,000	2,426,997

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	1,465,000	1,626,150

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Energy cont.
Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015		$2,900,000	$3,041,375

Plains Exploration & Production Co. company guaranty
7s, 2017		580,000	594,500

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016		1,180,000	1,345,200

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7.39s, 2024 (Philippines)		2,790,000	3,431,700

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)		2,100,000	2,541,000

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016		1,710,000	2,004,975

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020		1,640,000	1,705,600

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018		1,501,000	1,546,030

Sabine Pass LNG LP sec. notes 7 1/2s, 2016		2,885,000	2,632,563

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018		4,810,000	4,689,750

Williams Cos., Inc. (The) notes 7 3/4s, 2031		844,000	964,248

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		1,115,000	1,353,837

			225,550,448
Financials (4.5%)
Ally Financial, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		6,810,000	7,252,650

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012		212,000	219,155

Ally Financial, Inc. company guaranty sr. unsec. notes 6 7/8s, 2012		1,379,000	1,439,331

Ally Financial, Inc. company guaranty sr. unsec. notes 6 5/8s, 2012		1,304,000	1,349,640

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2011		237,000	244,406

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.497s, 2014		168,000	150,202

Ally Financial, Inc. 144A company guaranty sr. unsec. notes 8.3s, 2015		4,595,000	5,008,550

American General Finance Corp. sr. unsec. notes Ser. MTN,
6.9s, 2017		2,355,000	1,966,425

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058		2,043,000	2,043,000

Banco Do Brasil 144A sr. unsec. 5.585s, 2017 (Brazil)	BRL	1,745,000	1,029,430

Biz Finance PLC for Ukreximbank sr. unsec.
unsub. bonds 8 3/8s, 2015 (United Kingdom)		$3,400,000	3,504,312

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.176s, 2012		3,862,125	3,794,098

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037		1,331,000	1,299,389

CIT Group, Inc. sr. bonds 7s, 2017		7,294,000	7,139,003

CIT Group, Inc. sr. bonds 7s, 2016		8,229,000	8,105,565

CIT Group, Inc. sr. bonds 7s, 2015		1,390,000	1,379,575

CIT Group, Inc. sr. bonds 7s, 2014		913,000	910,718

CIT Group, Inc. sr. bonds 7s, 2013		1,855,000	1,864,275

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Financials cont.
HSBC Capital Funding LP/ Jersey Channel Islands company
guaranty sub. FRB 5.13s, 2049 (United Kingdom)	EUR	1,092,000	$1,417,166

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$375,000	363,750

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		270,000	266,625

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		3,360,000	3,376,800

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		2,500,000	2,617,218

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
3 3/4s, 2011	RUB	102,000,000	3,312,552

JPMorgan Chase & Co. 144A unsec. unsub. notes
0.171s, 2012	INR	76,000,000	1,748,304

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$860,000	924,500

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		3,482,000	3,490,705

Liberty Mutual Insurance 144A notes 7.697s, 2097		4,365,000	3,980,841

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2068		935,000	1,088,106

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R		1,286,000	1,277,963

Pinafore LLC/Pinafore, Inc. 144A company
guaranty sr. notes 9s, 2018		1,095,000	1,149,750

RSHB Capital SA for OJSC Russian Agricultural Bank
sub. bonds FRB 6.97s, 2016 (Russia)		20,610,000	20,458,104

RSHB Capital SA for OJSC Russian Agricultural Bank 144A
notes 7 3/4s, 2018 (Russia)		1,890,000	2,121,525

RSHB Capital SA for OJSC Russian Agricultural Bank 144A
notes 7 1/8s, 2014 (Russia)		6,575,000	7,076,673

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		1,398,000	1,481,560

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		1,665,000	1,749,099

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.251s, 2014		245,000	208,556

VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		3,035,000	3,110,875

VTB Capital SA 144A sr. unsec. notes 7 1/2s, 2011 (Russia)		4,646,000	4,878,300

VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)		26,986,000	28,437,847

VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)		50,831,000	52,101,736

VTB Capital SA 144A sr. unsec. unsub. notes 6.609s, 2012 (Russia)		12,594,000	13,228,989

VTB Capital SA 144A sr. unsec. unsub. notes 6.465s, 2015 (Russia)		3,000,000	3,105,000

			211,672,268
Health care (1.5%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,095,127

Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017		$2,985,000	3,294,694

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		1,610,000	1,722,700

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8 7/8s, 2015		3,185,000	3,384,063

DaVita, Inc. company guaranty 6 5/8s, 2013		882,000	896,333

DaVita, Inc. company guaranty sr. unsec. sub. notes
7 1/4s, 2015		630,000	654,019

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,462,400

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	$5,961,000	$6,467,685

HCA, Inc. sr. sec. notes 9 1/4s, 2016	5,814,000	6,293,655

HCA, Inc. sr. sec. notes 9 1/8s, 2014	2,982,000	3,142,283

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	1,635,000	1,708,575

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	3,350,000	3,358,375

Select Medical Corp. company guaranty 7 5/8s, 2015	1,689,000	1,648,886

Service Corporation International sr. notes 7s, 2017	3,136,000	3,316,320

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	3,922,000	3,931,805

Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	79,000	83,740

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	1,505,000	1,536,981

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	834,910	847,434

Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	5,095,000	5,604,500

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	383,000	437,578

Tenet Healthcare Corp. sr. notes 9s, 2015	6,935,000	7,541,813

Tenet Healthcare Corp. 144A sr. unsec. notes 8s, 2020	1,945,000	1,940,138

US Oncology Holdings, Inc. sr. unsec. notes FRN 6.737s, 2012 ‡‡	1,490,000	1,415,500

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	350,000	357,875

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	350,000	357,000

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	2,840,000	3,037,363

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	1,350,000	1,383,934

		67,920,776
Technology (1.0%)
Advanced Micro Devices, Inc. 144A sr. notes 7 3/4s, 2020	660,000	681,450

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	470,000	445,325

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,503,000	1,386,518

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 7/8s, 2020	1,710,000	1,842,525

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 5/8s, 2017	2,376,000	2,536,380

First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 ‡‡	4,739,288	3,832,899

First Data Corp. company guaranty sr. unsec. notes
9 7/8s, 2015	617,000	504,398

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	1,028,000	740,160

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	820,000	850,750

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	165,301	165,301

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	3,933,000	3,928,084

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	18,000	16,380

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Technology cont.
Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018		$4,780,000	$5,078,750

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		2,300,000	2,420,750

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		4,150,000	4,487,188

NXP BV/NXP Funding, LLC sec. notes Ser. EXCH, 7 7/8s, 2014
(Netherlands)		1,695,000	1,754,325

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		3,543,000	3,773,295

STATS ChipPAC, Ltd. 144A company guaranty sr. unsec.
notes 7 1/2s, 2015 (Singapore)		315,000	338,625

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		1,910,000	2,010,275

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		3,826,000	3,907,303

Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015		4,390,000	5,235,075

			45,935,756
Transportation (0.1%)
British Airways PLC sr. unsec. 8 3/4s, 2016 (United Kingdom)	GBP	947,000	1,514,734

Inaer Aviation Finance Ltd. 144A sr. notes 9 1/2s,
2017 (Spain)	EUR	1,280,000	1,728,699

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		$1,912,000	2,096,030

			5,339,463
Utilities and power (1.6%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		6,390,000	6,901,200

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		968,000	982,113

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		1,730,000	1,768,925

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		4,592,000	4,672,360

Cenrais Electricas Brasileiras SA 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		500,000	590,000

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		2,495,000	2,624,927

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		2,985,000	2,044,725

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	511,755

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		305,000	284,413

Edison Mission Energy sr. unsec. notes 7.2s, 2019		605,000	428,038

Edison Mission Energy sr. unsec. notes 7s, 2017		90,000	65,025

El Paso Corp. sr. unsec. notes 7s, 2017		4,710,000	5,001,389

El Paso Natural Gas Co. debs. 8 5/8s, 2022		2,976,000	3,673,643

Energy Future Holdings Corp. 144A sr. sec. bond 10s, 2020		8,180,000	8,120,777

Energy Future Intermediate Holdings Co., LLC sr. notes
10s, 2020		3,920,000	3,890,267

GenOn Escrow Corp. 144A sr. notes 9 7/8s, 2020		3,475,000	3,318,625

GenOn Escrow Corp. 144A sr. unsec. notes 9 1/2s, 2018		530,000	510,125

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		490,000	526,750

KCP&L Greater Missouri Operations Co. sr. unsec. notes
7.95s, 2011		61,000	62,292

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)		2,575,000	3,115,750

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)		7,660,000	9,108,736

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Utilities and power cont.
Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011		$530,000	$545,900

Mirant North America, LLC company guaranty 7 3/8s, 2013		1,495,000	1,539,850

NRG Energy, Inc. company guaranty 7 3/8s, 2017		4,975,000	5,086,938

NRG Energy, Inc. sr. notes 7 3/8s, 2016		4,520,000	4,649,950

NV Energy, Inc. sr. unsec. unsub. notes 8 5/8s, 2014		1,649,000	1,696,409

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017		955,000	982,983

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		520,000	568,457

Vattenfall Treasury AB company guaranty jr. unsec.
sub. bond FRB 5 1/4s, 2049 (Sweden)	EUR	819,000	1,116,744

			74,389,066
Total corporate bonds and notes (cost $1,110,861,081)			$1,152,182,955

ASSET-BACKED SECURITIES (11.5%)*	Principal amount		Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.406s, 2036		$478,000	$246,970
FRB Ser. 06-HE3, Class A2C, 0.406s, 2036		429,000	212,462

Aegis Asset Backed Securities Trust FRB Ser. 04-2,
Class M1, 0.856s, 2034		5,998,000	4,304,207

Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 06-HE4, Class A5, 0.416s, 2036		342,592	210,732

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.131s, 2034		302,773	67,347

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030		4,081,838	2,918,514

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-OPX1,
Class A1A, 0.326s, 2037		3,954,612	1,564,800

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032		20,661,569	16,116,024
Ser. 00-5, Class A7, 8.2s, 2032		459,449	408,909
Ser. 00-1, Class A5, 8.06s, 2031		2,904,718	2,345,560
Ser. 00-4, Class A5, 7.97s, 2032		1,199,272	943,467
Ser. 00-6, Class A5, 7.27s, 2031		3,935,358	3,974,712
Ser. 01-3, Class A4, 6.91s, 2033		50,895,205	50,767,967
FRB Ser. 01-4, Class M1, 2.006s, 2033		2,391,000	1,248,982

Countrywide Asset Backed Certificates
FRB Ser. 07-8, Class 2A3, 0.446s, 2037		21,517,000	8,284,045
FRB Ser. 06-23, Class 2A3, 0.426s, 2037		18,782,000	9,026,122
FRB Ser. 06-24, Class 2A3, 0.406s, 2047		39,302,000	17,685,900
FRB Ser. 07-1, Class 2A3, 0.396s, 2037		25,126,500	9,108,356

Credit-Based Asset Servicing and Securitization
FRB Ser. 07-CB1, Class AF4, 5.851s, 2037		8,779,000	4,301,710
FRB Ser. 07-CB3, Class A4, 5.419s, 2037		10,434,000	5,112,660
FRB Ser. 06-CB9, Class A2, 0.366s, 2036		19,187,000	8,826,020
FRB Ser. 07-CB1, Class AF1A, 0.326s, 2037		3,909,712	1,384,742

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 F		3,495,540	1,223,205

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF13, Class A2D, 0.496s, 2036		13,043,295	6,188,913
FRB Ser. 07-FF1, Class A2D, 0.476s, 2038		10,316,000	4,737,458
FRB Ser. 06-FF18, Class A2D, 0.466s, 2037		11,802,000	6,107,535
FRB Ser. 06-FF18, Class A2C, 0.416s, 2037		38,543,000	19,656,930

ASSET-BACKED SECURITIES (11.5%)* cont.	Principal amount		Value

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF13, Class A2C, 0.416s, 2036		$15,579,000	$7,322,130
FRB Ser. 06-FF11, Class 2A3, 0.406s, 2036		15,794,000	7,930,483
FRB Ser. 06-FF7, Class 2A3, 0.406s, 2036		4,504,215	2,700,216
FRB Ser. 07-FF1, Class A2C, 0.396s, 2038		15,718,000	7,454,937

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.586s, 2036		1,107,000	632,204
FRB Ser. 06-2, Class 2A3, 0.426s, 2036		1,320,000	769,468

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.256s, 2037		614,000	104,380

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 2.411s, 2043 F	EUR	10,080,000	6,660,290
FRB Ser. 03-2, Class 3C, 2.287s, 2043 F	GBP	4,838,514	3,197,012

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,412,289	5,001,586
Ser. 94-4, Class B2, 8.6s, 2019		2,483,324	1,310,331
Ser. 93-1, Class B, 8.45s, 2018		1,184,287	946,702
Ser. 99-5, Class A5, 7.86s, 2029		21,914,123	20,051,423
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,990,483
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,591,940
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,604,308
Ser. 95-F, Class B2, 7.1s, 2021		129,382	120,485
Ser. 99-3, Class A7, 6.74s, 2031		2,639,581	2,652,779

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45s, 2025		114,470	97,702

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		10,659,402	9,966,541

GSAA Home Equity Trust
FRB Ser. 06-19, Class A3A, 0.496s, 2036		6,513,735	3,517,417
FRB Ser. 07-4, Class A1, 0.356s, 2037		38,778,207	18,702,120
FRB Ser. 06-19, Class A1, 0.346s, 2036		13,769,569	7,022,480
FRB Ser. 06-17, Class A1, 0.316s, 2036		16,638,603	8,485,688
FRB Ser. 06-16, Class A1, 0.316s, 2036		13,822,507	7,947,942
FRB Ser. 06-12, Class A1, 0.306s, 2036		25,049,947	12,814,613

GSAMP Trust
FRB Ser. 07-FM1, Class A2D, 0.506s, 2036		24,247,000	10,486,828
FRB Ser. 07-FM1, Class A2C, 0.426s, 2036		13,499,000	5,770,823
FRB Ser. 07-HE2, Class A2A, 0.376s, 2047		4,466,010	4,001,545

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.256s, 2030		2,525,020	126,251
FRB Ser. 05-1A, Class E, 2.056s, 2030		531,446	79,717

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.911s, 2036		251,588	100,635

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.586s, 2036		551,000	458,115

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1,
Class 2A1, 0.306s, 2036		3,022,564	2,206,472

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 06-FRE1, Class A4, 0.546s, 2035		470,000	295,056
FRB Ser. 06-WMC3, Class A4, 0.406s, 2036		13,352,383	5,545,245

Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037		4,735,152	2,765,092

ASSET-BACKED SECURITIES (11.5%)* cont.	Principal amount	Value

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.876s, 2035	$1,150,000	$751,129
FRB Ser. 06-4, Class 2A4, 0.516s, 2036	532,000	201,413
FRB Ser. 06-WL1, Class 2A3, 0.496s, 2046	25,671,908	19,125,571
FRB Ser. 06-WL2, Class 2A3, 0.456s, 2036	10,670,229	9,107,041

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3.506s, 2032	6,357,565	5,721,809

MASTR Asset Backed Securities Trust
FRB Ser. 06-FRE2, Class A4, 0.406s, 2036	266,292	136,734
FRB Ser. 07-WMC1, Class A3, 0.356s, 2037	17,978,852	6,247,651

Merrill Lynch First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 07-1, Class A2C, 0.506s, 2037	19,305,000	9,700,763
FRB Ser. 07-1, Class A2B, 0.426s, 2037	16,177,000	9,261,333

Merrill Lynch Mortgage Investors Trust FRB Ser. 07-HE1,
Class A2B, 0.426s, 2037	15,383,000	6,230,607

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	885,310	855,637

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.936s, 2035	488,260	272,557
FRB Ser. 05-HE1, Class M3, 0.776s, 2034	720,000	597,396

Morgan Stanley Capital, Inc.
FRB Ser. 04-HE8, Class B3, 3.456s, 2034	396,006	56,768
FRB Ser. 06-HE3, Class A2D, 0.506s, 2036	22,240,000	9,202,912
FRB Ser. 06-HE6, Class A2D, 0.496s, 2036	16,110,000	6,121,800
FRB Ser. 06-WMC2, Class A2C, 0.406s, 2036	14,061,211	5,202,648

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A,
3.299s, 2038	2,000,000	965,200

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) F g	2,028,770	736,588
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) F g	2,649,208	726,834

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.416s, 2036	589,919	292,397
FRB Ser. 06-2, Class A2C, 0.406s, 2036	663,000	409,300
FRB Ser. 06-6, Class A2B, 0.356s, 2037	11,825,294	7,312,206

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029	5,438,650	5,384,264
Ser. 00-D, Class A4, 7.4s, 2030	9,763,000	6,443,580
Ser. 02-B, Class A4, 7.09s, 2032	3,062,759	2,939,329
Ser. 99-B, Class A4, 6.99s, 2026	5,592,127	5,368,442
Ser. 01-D, Class A4, 6.93s, 2031	139,285	111,428
Ser. 01-C, Class A2, 5.92s, 2017	7,530,619	3,765,309
Ser. 02-C, Class A1, 5.41s, 2032	7,978,749	7,699,493
Ser. 01-C, Class A1, 5.16s, 2012	674,743	335,216
Ser. 01-E, Class A2, 5.05s, 2031	5,135,854	3,941,768
Ser. 02-A, Class A2, 5.01s, 2020	347,013	311,422

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	486,997	469,952
FRB Ser. 01-B, Class A2, 0.632s, 2018	207,310	177,192

Park Place Securities, Inc. FRB Ser. 05-WCH1, Class M4,
1.086s, 2036	465,000	170,354

ASSET-BACKED SECURITIES (11.5%)* cont.	Principal amount		Value

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.446s, 2036		$349,008	$269,466
FRB Ser. 07-RZ1, Class A2, 0.416s, 2037		657,000	359,601

Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 0.986s, 2035		1,052,020	767,306

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.906s, 2035		447,104	1,660
FRB Ser. 06-FR4, Class A2B, 0.426s, 2036		12,523,000	5,322,275
FRB Ser. 06-WM3, Class A2, 0.416s, 2036		13,704,808	5,207,827
FRB Ser. 06-WM2, Class A2C, 0.416s, 2036		17,139,350	6,555,801
FRB Ser. 07-NC2, Class A2B, 0.396s, 2037		616,000	292,628
FRB Ser. 07-BR5, Class A2A, 0.386s, 2037		1,800,123	1,295,189
FRB Ser. 07-BR4, Class A2A, 0.346s, 2037		1,497,677	1,052,118
FRB Ser. 07-BR3, Class A2A, 0.326s, 2037		9,262,808	5,557,685
FRB Ser. 06-WM3, Class A1, 0.306s, 2036		15,941,160	6,296,758

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.466s, 2036		1,124,000	408,622

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.426s, 2036		532,000	419,901
FRB Ser. 06-3, Class A3, 0.416s, 2036		1,857,199	1,040,509

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.516s, 2036		532,000	77,806

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028		1,109,298	174,702

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		3,688,000	442,560

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037		2,403,000	841,050

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.366s, 2037		2,522,361	1,715,206

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.576s, 2037		235,000	80,782

Total asset-backed securities (cost $558,401,414)			$536,939,183

FOREIGN GOVERNMENT BONDS AND NOTES (7.0%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		$1,585,000	$1,492,278

Argentina (Republic of) sr. unsec. bonds FRB 0.53s, 2013		13,993,000	4,687,655

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		34,558,000	30,670,225

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	6,340,000	1,523,777

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.677s, 2012		$272,366,000	61,963,265

Argentina (Republic of) sr. unsec. unsub. notes Ser. $dis,
8.28s, 2033		5,126,459	4,242,144

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 6 1/2s, 2019 (Brazil)		2,285,000	2,636,319

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 5 1/2s, 2020 (Brazil)		6,980,000	7,529,675

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. unsub. notes 6.369s, 2018 (Brazil)		540,000	615,600

Brazil (Federal Republic of) notes zero %, 2017	BRL	7,250	4,059,571

FOREIGN GOVERNMENT BONDS AND NOTES (7.0%)* cont.	Principal amount/units		Value

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$3,360,000	$3,939,600

Brazil (Federal Republic of) sr. unsec.
unsub. notes 5 5/8s, 2041		5,225,000	5,734,438

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	20,095	11,572,776

Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	2,016,855

Chile (Republic of) notes 5 1/2s, 2020	CLP	1,856,500,000	4,068,831

Colombia (Government of) bonds 6 1/8s, 2041		$2,875,000	3,291,875

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		2,560,000	3,965,875

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
7 3/4s, 2038		1,875,000	2,564,063

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 7/8s, 2018		3,775,000	4,558,313

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 3/4s, 2014		1,310,000	1,486,208

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 5/8s, 2037		3,255,000	3,912,901

Iraq (Republic of) 144A bonds 5.8s, 2028		2,905,000	2,483,775

Italy (Republic of) bonds 4 1/4s, 2020	EUR	28,570,000	40,283,059

Japan (Government of) 10 yr bonds Ser. 244, 1s, 2012	JPY	23,000,000	281,012

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	599,500,000	8,233,833

Peru (Republic of) bonds 6.95s, 2031	PEN	30,650,000	11,610,891

Philippines (Republic of) sr. unsec. unsub. bonds 6 1/2s, 2020		$4,450,000	5,328,875

Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s, 2034		7,100,000	8,160,172

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		915,451	1,090,943

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		2,565,000	3,135,713

Sri Lanka (Republic of) 144A notes 7.4s, 2015		1,300,000	1,417,221

Turkey (Republic of) bonds 16s, 2012	TRY	885,000	677,686

Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021		$6,800,000	7,412,000

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		1,660,000	2,008,152

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		11,515,000	13,822,376

Turkey (Republic of) unsec. notes 6 3/4s, 2040		6,760,000	7,492,243

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		2,875,000	2,900,444

Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS,
6 7/8s, 2011		6,060,000	6,089,633

Ukraine (Government of) 144A bonds 7 3/4s, 2020		9,875,000	9,912,031

Ukraine (Government of) 144A sr. unsec. bonds 6 7/8s, 2011		4,040,000	4,060,200

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		2,610,000	2,701,350

United Mexican States sr. unsec. notes Ser. A, 6.05s, 2040		725,000	830,125

Venezuela (Republic of) bonds 8 1/2s, 2014		5,700,000	4,682,379

Venezuela (Republic of) sr. unsec. bonds 9 1/4s, 2027		3,600,000	2,637,000

Venezuela (Republic of) unsec. notes FRN Ser. REGS, 1.513s, 2011		3,250,000	3,131,603

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		4,150,000	3,888,675

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		4,935,000	4,612,202

Total foreign government bonds and notes (cost $292,767,214)			$325,415,837

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)*	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.74%
versus the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	$159,947,600	$3,199

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 4.065%
versus the three month USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	68,712,800	—

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	266,059,600	24,815,379

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.74%
versus the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	159,947,600	16,329,050

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 4.065%
versus the three month USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	68,712,800	9,180,717

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 1.885%
versus the three month USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.885	619,800,000	1,648,668

Option on an interest with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 2.07%
versus the three month USD-LIBOR-BBA maturing
October 20, 2015.	Oct-10/2.07	298,318,500	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.04%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	76,136,500	886,990

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	76,136,500	762,888

Option on an interest with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	Nov-10/3.50	178,687,100	3,175,270

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.75%
versus the three month USD-LIBOR-BBA maturing
November 10, 2040.	Nov-10/3.75	95,992,700	442,526

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.7575%
versus the three month USD-LIBOR-BBA maturing
October 20, 2040.	Oct-10/3.7575	24,525,200	17,903

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.82%
versus the three month USD-LIBOR-BBA maturing
November 9, 2040.	Nov-10/3.82	95,992,700	255,341

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.75%
versus the three month USD-LIBOR-BBA maturing
November 10, 2040.	Nov-10/3.75	$95,992,700	$7,907,879

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.82%
versus the three month USD-LIBOR-BBA maturing
November 9, 2040.	Nov-10/3.82	95,992,700	9,032,913

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	Nov-10/3.50	178,687,100	8,283,934

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.04%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	76,136,500	3,177,176

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 2.07%
versus the three month USD-LIBOR-BBA maturing
October 20, 2015.	Oct-10/2.07	298,318,500	7,693,634

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.7575%
versus the three month USD-LIBOR-BBA maturing
October 20, 2040.	Oct-10/3.7575	24,525,200	2,008,369

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.665%
versus the three month USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	266,059,600	23,240,306

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	76,136,500	3,530,450

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 1.885%
versus the three month USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.885	619,800,000	9,433,356

Total purchased options outstanding (cost $75,435,508)			$131,825,948

SENIOR LOANS (1.9%)* [c]	Principal amount		Value

Basic materials (0.1%)
Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.326s,
2012		$305,546	$303,428

Momentive Performance Materials, Inc. bank term loan FRN
2.563s, 2013		1,720,531	1,640,717

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016		1,206,975	1,213,010

			3,157,155
Capital goods (—%)
Tomkins PLC bank term loan FRN Ser. B, 6 3/4s, 2016
(United Kingdom)		635,000	640,652

			640,652

SENIOR LOANS (1.9%)* [c] cont.	Principal amount	Value

Communication services (0.3%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank term
loan FRN 2.759s, 2014	$900,000	$834,750

Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	967,725	999,176

Charter Communications Operating, LLC bank term loan
FRN 2.26s, 2014	335,643	327,354

Charter Communications, Inc. bank term loan FRN Ser. C,
3.79s, 2016	2,724,892	2,657,604

Cincinnati Bell, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	1,705,714	1,711,756

Intelsat Corp. bank term loan FRN Ser. B2-A, 3.033s, 2014	837,606	805,405

Intelsat Corp. bank term loan FRN Ser. B2-B, 3.033s, 2014	837,345	805,154

Intelsat Corp. bank term loan FRN Ser. B2-C, 3.033s, 2014	837,345	805,154

Intelsat Jackson Holdings SA bank term loan FRN 3.533s,
2014 (Luxembourg)	1,987,780	1,863,544

Level 3 Communications, Inc. bank term loan FRN 2.7s, 2014	3,754,000	3,426,865

Level 3 Financing, Inc. bank term loan FRN Ser. B, 8.956s, 2014	280,000	302,050

		14,538,812
Consumer cyclicals (0.7%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	4,657,511	4,596,963

Cedar Fair LP bank term loan FRN Ser. B, 5 1/2s, 2016	857,850	864,098

Cengage Learning Acquisitions, Inc. bank term loan
FRN Ser. B, 2.78s, 2014	1,267,366	1,136,597

Cenveo, Inc. bank term loan FRN Ser. C, 4.792s, 2013	502,663	493,552

Cenveo, Inc. bank term loan FRN Ser. DD, 4.792s, 2013	16,749	16,445

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.91s, 2016	1,122,152	883,274

Compucom Systems, Inc. bank term loan FRN 3.77s, 2014	531,842	503,920

Dana Corp. bank term loan FRN 4.691s, 2015	1,724,422	1,704,407

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	789,624	684,889

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.51s, 2014	883,139	327,865

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014	2,332,801	866,052

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.261s, 2014	870,448	323,154

Golden Nugget, Inc. bank term loan FRN 3.267s, 2014 ‡‡	229,148	183,223

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.27s, 2014 ‡‡	402,559	321,879

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B1,
3.498s, 2015	2,870,000	2,466,019

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.498s, 2015	3,653,635	3,142,872

Isle of Capri Casinos, Inc. bank term loan FRN 5s, 2013	937,858	897,295

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 5s, 2013	329,947	315,676

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 5s, 2013	375,143	358,918

Jarden Corp. bank term loan FRN Ser. B4, 3.783s, 2015	644,370	640,606

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.634s, 2013	504,715	487,113

National Bedding Co. bank term loan FRN 2.38s, 2011	280,727	269,147

NBTY, Inc. bank term loan FRN Ser. B, 6 1/4s, 2017 ∆	695,000	701,950

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	75,632	66,556

Realogy Corp. bank term loan FRN 0.106s, 2013	243,124	215,671

Realogy Corp. bank term loan FRN Ser. B, 3.258s, 2013	2,402,558	2,131,268

SENIOR LOANS (1.9%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.772s, 2014	$2,453,829	$2,306,599

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.77s, 2014	244,199	229,547

Six Flags Theme Parks bank term loan FRN 9 1/4s, 2016	1,710,000	1,760,560

Six Flags Theme Parks bank term loan FRN Ser. B, 6s, 2016	2,075,357	2,081,562

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	3,826,563	2,487,266

Univision Communications, Inc. bank term loan FRN Ser. B, 2.51s, 2014	600,329	525,288

Yankee Candle Co., Inc. bank term loan FRN 2.27s, 2014	283,675	271,329

		34,261,560
Consumer staples (0.3%)
Claire’s Stores, Inc. bank term loan FRN 3.074s, 2014	2,403,331	2,080,984

Revlon Consumer Products bank term loan FRN 6.245s, 2015	9,452,500	9,407,204

Rite-Aid Corp. bank term loan FRN Ser. B, 2.013s, 2014	424,125	376,532

Spectrum Brands, Inc. bank term loan FRN 8.05s, 2016	1,710,000	1,739,569

West Corp. bank term loan FRN Ser. B2, 2.633s, 2013	327,331	321,778

		13,926,067
Energy (0.1%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.256s, 2012	1,000,000	930,000

Hercules Offshore, Inc. bank term loan FRN Ser. B, 6s, 2013	617,663	531,411

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	2,820,881	2,824,407

		4,285,818
Financials (—%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	1,040,000	1,043,900

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	515,790	509,343

		1,553,243
Health care (0.2%)
Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2015	1,606,083	1,570,449

Health Management Associates, Inc. bank term loan FRN
2.283s, 2014	5,092,139	4,800,614

IASIS Healthcare Corp. bank term loan FRN Ser. DD, 2.26s, 2014	424,549	406,328

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 7.62s, 2014	115,819	110,848

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 5.725s, 2014 ‡‡	535,748	510,300

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN Ser. B, 2.26s, 2014	1,226,623	1,173,980

Select Medical Corp. bank term loan FRN Ser. B, 2.339s, 2012	49,849	49,039

		8,621,558
Technology (—%)
First Data Corp. bank term loan FRN Ser. B1, 3.01s, 2014	1,070,125	941,844

First Data Corp. bank term loan FRN Ser. B3, 3.006s, 2014	677,148	595,633

		1,537,477
Transportation (0.1%)
Swift Transportation Co., Inc. bank term loan FRN 6.563s, 2014	4,565,000	4,449,099

		4,449,099
Utilities and power (0.1%)
NRG Energy, Inc. bank term loan FRN 3.783s, 2015	642,505	624,434

NRG Energy, Inc. bank term loan FRN 2.033s, 2013	203,101	202,441

NRG Energy, Inc. bank term loan FRN 1.933s, 2013	246	239

NRG Energy, Inc. bank term loan FRN Ser. B, 3.783s, 2015	764,914	761,773

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B3, 3.759s, 2014 (United Kingdom)	867,254	670,676

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.924s, 2014 (United Kingdom)	1,045,989	811,223

		3,070,786
Total senior loans (cost $94,691,213)		$90,042,227

U.S. GOVERNMENT GUARANTEED MORTGAGE OBLIGATIONS (—%)*		Principal amount	Value

Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038		$1,921,952	$2,110,318

Total U.S. government guaranteed mortgage obligations (cost $2,034,266)			$2,110,318

U.S. TREASURY OBLIGATIONS (0.9%)*		Principal amount	Value

U.S. Treasury Inflation Protected Securities 3s,
July 15, 2012 [i]		$2,825,125	$3,018,900

U.S. Treasury Inflation Protected Securities 2s, July 15, 2014 [i]		6,049,965	6,569,052

U.S. Treasury Notes 6.625s, February 15, 2027 [i]		23,245,000	33,753,832

Total U.S. treasury obligations (cost $43,341,784)			$43,341,784

CONVERTIBLE BONDS AND NOTES (0.2%)*		Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015		$1,635,000	$1,608,431

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016		1,064,000	1,590,574

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††		2,349,000	2,357,809

General Growth Properties, Inc. 144A cv. sr. notes 3.98s,
2027 (In default) † R		2,030,000	2,161,950

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014		1,045,000	1,189,341

Total convertible bonds and notes (cost $7,810,333)			$8,908,105

SHORT-TERM INVESTMENTS (17.7%)*	Principal amount/shares		Value

Egypt Treasury Bills with an effective yield of 10.15%,
October 19, 2010	EGP	57,875,000	$10,118,620

Egypt Treasury Bills with an effective yield of 10.10%,
March 8, 2011	EGP	11,875,000	2,000,158

Egypt Treasury Bills with an effective yield of 9.993%,
November 2, 2010	EGP	28,900,000	5,034,986

Egypt Treasury Bills with an effective yield of 9.63%,
November 23, 2010	EGP	76,475,000	13,251,238

Egypt Treasury Bills with an effective yield of 9.35%,
December 28, 2010	EGP	50,275,000	8,633,559

Putnam Money Market Liquidity Fund 0.15% [e]		116,340,744	116,340,744

U.S. Treasury Bills with an effective yield of 0.24%,
August 25, 2011		$22,673,000	22,623,346

U.S. Treasury Bills with effective yields ranging from
0.23% to 0.33%, November 18, 2010 # ##		60,302,000	60,282,006

U.S. Treasury Bills with effective yields ranging from
0.22% to 0.24%, July 28, 2011 # ##		132,399,000	132,144,794

U.S. Treasury Bills with effective yields ranging from
0.20% to 0.27%, June 2, 2011 # ##		266,487,000	266,124,577

U.S. Treasury Bills with effective yields ranging from
0.16% to 0.29%, March 10, 2011 # ##		188,556,000	188,403,270

Total short-term investments (cost $824,828,594)			$824,957,298

TOTAL INVESTMENTS

Total investments (cost $5,083,378,916)			$5,368,133,917

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $4,655,028,072.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,735,233,321 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	85.6%	Canada	0.6%

Russia	3.0	Turkey	0.6

Argentina	2.0	Indonesia	0.5

Venezuela	1.1	United Kingdom	0.5

Brazil	0.8	Ukraine	0.5

Italy	0.8	Other	3.3

Egypt	0.7	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $2,181,532,827)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	10/20/10	$51,088,462	$47,884,977	$3,203,485

	Brazilian Real	Buy	10/20/10	21,306,362	20,871,551	434,811

	British Pound	Buy	10/20/10	322,286	316,797	5,489

	Canadian Dollar	Buy	10/20/10	166,234	166,383	(149)

	Chilean Peso	Buy	10/20/10	9,417,608	9,257,120	160,488

	Czech Koruna	Sell	10/20/10	8,645,954	8,032,391	(613,563)

	Euro	Buy	10/20/10	4,788,988	4,731,723	57,265

	Japanese Yen	Buy	10/20/10	15,763,198	15,602,186	161,012

	Mexican Peso	Sell	10/20/10	173,574	167,836	(5,738)

	Norwegian Krone	Buy	10/20/10	23,341,400	22,471,922	869,478

	Singapore Dollar	Sell	10/20/10	12,696,992	12,437,765	(259,227)

	South Korean Won	Buy	10/20/10	9,058,641	8,865,325	193,316

	Swedish Krona	Sell	10/20/10	7,936,250	7,580,845	(355,405)

	Swiss Franc	Sell	10/20/10	35,180,000	34,125,014	(1,054,986)

	Taiwan Dollar	Sell	10/20/10	9,118,380	8,989,689	(128,691)

	Turkish Lira (New)	Buy	10/20/10	13,313,907	12,670,623	643,284

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $2,181,532,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	10/20/10	$62,799,996	$60,301,062	$2,498,934

	Brazilian Real	Buy	10/20/10	21,008,869	20,551,655	457,214

	British Pound	Sell	10/20/10	11,620,664	11,373,232	(247,432)

	Canadian Dollar	Buy	10/20/10	6,324,679	6,353,962	(29,283)

	Chilean Peso	Buy	10/20/10	4,761,532	4,624,739	136,793

	Czech Koruna	Sell	10/20/10	13,193,497	12,250,908	(942,589)

	Euro	Sell	10/20/10	12,570,054	12,316,520	(253,534)

	Hungarian Forint	Sell	10/20/10	4,608,360	4,107,943	(500,417)

	Japanese Yen	Sell	10/20/10	5,143,181	5,091,620	(51,561)

	Mexican Peso	Sell	10/20/10	4,765,715	4,772,532	6,817

	New Zealand Dollar	Sell	10/20/10	8,273,414	8,130,334	(143,080)

	Norwegian Krone	Buy	10/20/10	42,808,764	41,308,576	1,500,188

	Polish Zloty	Buy	10/20/10	13,383,445	12,534,890	848,555

	Singapore Dollar	Sell	10/20/10	21,302,176	20,868,506	(433,670)

	South Korean Won	Buy	10/20/10	8,913,152	8,758,621	154,531

	Swedish Krona	Sell	10/20/10	13,629,319	13,202,613	(426,706)

	Swiss Franc	Sell	10/20/10	23,558,015	23,228,190	(329,825)

	Taiwan Dollar	Sell	10/20/10	9,229,514	9,192,258	(37,256)

	Turkish Lira (New)	Buy	10/20/10	12,801,958	12,167,453	634,505

Citibank, N.A.

	Australian Dollar	Buy	10/20/10	8,796,365	8,243,380	552,985

	Brazilian Real	Buy	10/20/10	4,610,131	4,506,164	103,967

	British Pound	Sell	10/20/10	16,691,436	16,410,179	(281,257)

	Canadian Dollar	Sell	10/20/10	16,334,328	15,931,087	(403,241)

	Chilean Peso	Buy	10/20/10	175,796	171,333	4,463

	Czech Koruna	Sell	10/20/10	9,442,875	8,746,634	(696,241)

	Danish Krone	Buy	10/20/10	1,962,550	1,845,062	117,488

	Euro	Buy	10/20/10	2,497,535	2,343,497	154,038

	Japanese Yen	Buy	10/20/10	437,315	432,854	4,461

	Mexican Peso	Buy	10/20/10	400,735	387,638	13,097

	Norwegian Krone	Buy	10/20/10	7,773,788	7,411,217	362,571

	Polish Zloty	Buy	10/20/10	7,934,846	7,437,738	497,108

	Singapore Dollar	Sell	10/20/10	8,659,781	8,479,190	(180,591)

	South African Rand	Sell	10/20/10	4,295,570	4,296,039	469

	South Korean Won	Buy	10/20/10	9,269,936	9,258,505	11,431

	Swedish Krona	Buy	10/20/10	5,310,897	4,952,736	358,161

	Swiss Franc	Sell	10/20/10	16,488,348	16,121,046	(367,302)

	Taiwan Dollar	Sell	10/20/10	9,091,936	8,972,497	(119,439)

	Turkish Lira (New)	Buy	10/20/10	12,121,129	11,551,382	569,747

Credit Suisse AG

	Australian Dollar	Buy	10/20/10	43,865,923	41,992,110	1,873,813

	British Pound	Sell	10/20/10	4,600,936	4,529,557	(71,379)

	Canadian Dollar	Sell	10/20/10	2,722,583	2,656,177	(66,406)

	Euro	Buy	10/20/10	8,342,575	8,349,921	(7,346)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $2,181,532,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Japanese Yen	Buy	10/20/10	$6,345,491	$6,165,229	$180,262

	Norwegian Krone	Buy	10/20/10	23,176,969	22,312,703	864,266

	South African Rand	Buy	10/20/10	4,657,577	4,656,924	653

	Swedish Krona	Sell	10/20/10	19,784,747	18,898,201	(886,546)

	Swiss Franc	Sell	10/20/10	23,505,946	23,591,175	85,229

	Turkish Lira (New)	Buy	10/20/10	12,782,183	12,165,149	617,034

Deutsche Bank AG

	Australian Dollar	Buy	10/20/10	22,898,749	21,456,959	1,441,790

	Brazilian Real	Buy	10/20/10	12,521,614	12,253,345	268,269

	British Pound	Sell	10/20/10	5,167,254	5,079,591	(87,663)

	Canadian Dollar	Sell	10/20/10	20,704,370	20,204,556	(499,814)

	Czech Koruna	Sell	10/20/10	9,187,428	8,861,071	(326,357)

	Euro	Sell	10/20/10	10,867,524	10,209,032	(658,492)

	Hungarian Forint	Sell	10/20/10	21,279	19,012	(2,267)

	Malaysian Ringgit	Buy	10/20/10	969,110	960,828	8,282

	Mexican Peso	Sell	10/20/10	120,978	116,993	(3,985)

	New Zealand Dollar	Sell	10/20/10	4,515,701	4,509,987	(5,714)

	Norwegian Krone	Buy	10/20/10	23,567,332	22,687,580	879,752

	Peruvian New Sol	Sell	10/20/10	7,919,247	7,900,823	(18,424)

	Polish Zloty	Buy	10/20/10	18,620,292	17,459,944	1,160,348

	Singapore Dollar	Sell	10/20/10	8,659,705	8,482,589	(177,116)

	Swedish Krona	Sell	10/20/10	13,132,101	12,544,013	(588,088)

	Swiss Franc	Sell	10/20/10	16,592,690	16,071,753	(520,937)

	Taiwan Dollar	Sell	10/20/10	4,625,204	4,601,908	(23,296)

	Turkish Lira (New)	Buy	10/20/10	17,818,368	17,064,331	754,037

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	45,263,142	42,411,800	2,851,342

	British Pound	Sell	10/20/10	6,521,607	6,412,047	(109,560)

	Canadian Dollar	Sell	10/20/10	23,563,714	22,990,073	(573,641)

	Chilean Peso	Buy	10/20/10	9,519,048	9,361,849	157,199

	Euro	Sell	10/20/10	18,464,058	17,227,587	(1,236,471)

	Hungarian Forint	Sell	10/20/10	24,941	22,269	(2,672)

	Japanese Yen	Sell	10/20/10	417,796	413,286	(4,510)

	Norwegian Krone	Buy	10/20/10	36,488,768	34,997,929	1,490,839

	Polish Zloty	Buy	10/20/10	13,444,539	12,584,411	860,128

	Swedish Krona	Buy	10/20/10	1,716,423	1,582,628	133,795

	Swiss Franc	Sell	10/20/10	23,052,405	22,138,999	(913,406)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/20/10	10,867,649	10,497,397	370,252

	British Pound	Sell	10/20/10	4,162,268	4,091,629	(70,639)

	Euro	Buy	10/20/10	4,223,933	3,964,005	259,928

	Japanese Yen	Buy	10/20/10	2,410,093	2,386,087	24,006

	Norwegian Krone	Buy	10/20/10	47,595,302	45,597,931	1,997,371

	Singapore Dollar	Sell	10/20/10	18,184,673	17,792,575	(392,098)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $2,181,532,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	South Korean Won	Buy	10/20/10	$ 4,597,426	$4,447,819	$149,607

	Swiss Franc	Sell	10/20/10	32,480,767	31,508,595	(972,172)

	Taiwan Dollar	Sell	10/20/10	9,149,278	9,046,966	(102,312)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	38,090,883	36,465,812	1,625,071

	Brazilian Real	Buy	10/20/10	15,236,173	14,908,027	328,146

	British Pound	Sell	10/20/10	846,333	834,510	(11,823)

	Canadian Dollar	Sell	10/20/10	9,742,741	9,750,974	8,233

	Chilean Peso	Buy	10/20/10	9,057,153	8,832,574	224,579

	Czech Koruna	Sell	10/20/10	13,500,971	12,807,697	(693,274)

	Euro	Buy	10/20/10	5,291,032	5,227,724	63,308

	Hungarian Forint	Buy	10/20/10	4,410,880	3,947,508	463,372

	Japanese Yen	Buy	10/20/10	2,529,144	2,501,368	27,776

	Malaysian Ringgit	Buy	10/20/10	5,515,830	5,476,242	39,588

	Mexican Peso	Sell	10/20/10	2,422,257	2,433,958	11,701

	New Zealand Dollar	Sell	10/20/10	8,387,938	8,127,443	(260,495)

	Norwegian Krone	Buy	10/20/10	23,123,445	22,041,032	1,082,413

	Peruvian New Sol	Sell	10/20/10	4,037,238	4,027,701	(9,537)

	Polish Zloty	Buy	10/20/10	1,688,716	1,583,175	105,541

	Singapore Dollar	Sell	10/20/10	16,882,026	16,537,664	(344,362)

	South African Rand	Buy	10/20/10	4,388,146	4,388,794	(648)

	South Korean Won	Buy	10/20/10	8,957,317	8,852,497	104,820

	Swedish Krona	Sell	10/20/10	17,288,445	17,110,014	(178,431)

	Swiss Franc	Sell	10/20/10	35,493,331	35,225,898	(267,433)

	Taiwan Dollar	Sell	10/20/10	9,178,457	9,017,156	(161,301)

	Turkish Lira (New)	Buy	10/20/10	8,136,885	7,749,836	387,049

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/20/10	39,807,925	37,974,174	1,833,751

	British Pound	Buy	10/20/10	22,339,525	22,228,521	111,004

	Canadian Dollar	Sell	10/20/10	15,180,805	15,224,016	43,211

	Czech Koruna	Sell	10/20/10	13,491,814	12,535,719	(956,095)

	Euro	Sell	10/20/10	12,762,498	11,924,917	(837,581)

	Hungarian Forint	Sell	10/20/10	162,574	145,194	(17,380)

	Japanese Yen	Sell	10/20/10	5,393,126	5,335,701	(57,425)

	Norwegian Krone	Buy	10/20/10	25,222,871	24,449,688	773,183

	Polish Zloty	Buy	10/20/10	17,869,519	16,727,375	1,142,144

	Swedish Krona	Sell	10/20/10	45,166,150	44,053,089	(1,113,061)

	Swiss Franc	Sell	10/20/10	21,366,939	20,890,751	(476,188)

	Turkish Lira (New)	Buy	10/20/10	8,175,609	7,779,570	396,039

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $2,181,532,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	$34,207,080	$32,732,864	$1,474,216

	British Pound	Sell	10/20/10	363,298	358,228	(5,070)

	Canadian Dollar	Sell	10/20/10	12,225,456	12,231,262	5,806

	Euro	Sell	10/20/10	13,806,138	12,956,246	(849,892)

	Hungarian Forint	Sell	10/20/10	4,615,250	4,117,882	(497,368)

	Japanese Yen	Sell	10/20/10	2,027,423	2,007,217	(20,206)

	Malaysian Ringgit	Buy	10/20/10	5,515,830	5,472,375	43,455

	Mexican Peso	Sell	10/20/10	4,728,271	4,745,628	17,357

	Norwegian Krone	Buy	10/20/10	7,061,587	6,797,983	263,604

	Polish Zloty	Buy	10/20/10	13,848,720	12,983,207	865,513

	Swedish Krona	Sell	10/20/10	12,163,381	11,618,740	(544,641)

	Swiss Franc	Buy	10/20/10	6,574,858	6,376,807	198,051

	Taiwan Dollar	Sell	10/20/10	9,162,086	9,019,556	(142,530)

UBS AG

	Australian Dollar	Buy	10/20/10	60,396,407	57,614,305	2,782,102

	British Pound	Sell	10/20/10	5,108,328	5,135,187	26,859

	Canadian Dollar	Sell	10/20/10	22,813,374	22,852,229	38,855

	Czech Koruna	Sell	10/20/10	13,073,232	12,149,741	(923,491)

	Euro	Sell	10/20/10	8,212,734	7,854,635	(358,099)

	Japanese Yen	Buy	10/20/10	3,546,024	3,479,694	66,330

	Mexican Peso	Buy	10/20/10	81,567	78,878	2,689

	Norwegian Krone	Buy	10/20/10	46,992,631	46,063,172	929,459

	South African Rand	Buy	10/20/10	4,195,186	4,025,871	169,315

	Swedish Krona	Sell	10/20/10	17,047,639	16,811,990	(235,649)

	Swiss Franc	Sell	10/20/10	24,931,882	24,210,929	(720,953)

Westpac Banking Corp.

	Australian Dollar	Buy	10/20/10	19,351,753	18,499,650	852,103

	British Pound	Buy	10/20/10	8,345,482	8,303,881	41,601

	Canadian Dollar	Sell	10/20/10	801,698	782,608	(19,090)

	Euro	Sell	10/20/10	20,122,098	18,974,358	(1,147,740)

	Japanese Yen	Sell	10/20/10	17,708,395	17,675,782	(32,613)

	New Zealand Dollar	Sell	10/20/10	4,202,008	4,071,768	(130,240)

	Norwegian Krone	Buy	10/20/10	23,380,246	22,283,102	1,097,144

	Swedish Krona	Sell	10/20/10	11,202,071	11,047,790	(154,281)

	Swiss Franc	Sell	10/20/10	23,682,430	22,999,661	(682,769)

Total						$20,757,581

FUTURES CONTRACTS OUTSTANDING at 9/30/10

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	53	$36,520,187	Dec-10	$19,020

Canadian Government Bond 10 yr (Long)	76	9,353,391	Dec-10	104,219

Euro-Bobl 5 yr (Short)	25	4,112,952	Dec-10	14,943

Euro-Bund 10 yr (Long)	370	66,332,524	Dec-10	91,925

Euro-Schatz 2 yr (Short)	1,533	228,106,405	Dec-10	870,653

Japanese Government Bond 10 yr (Long)	106	182,306,272	Dec-10	2,375,880

Japanese Government Bond 10 yr
Mini (Long)	35	6,018,707	Dec-10	76,199

U.K. Gilt 10 yr (Long)	1,099	214,717,388	Dec-10	(1,835,419)

U.S. Treasury Bond 30 yr (Long)	2,264	319,860,750	Dec-10	(2,455,414)

U.S. Treasury Bond 20 yr (Short)	231	30,889,031	Dec-10	(570,801)

U.S. Treasury Note 10 yr (Short)	1,210	152,516,719	Dec-10	(110,035)

U.S. Treasury Note 2 yr (Long)	409	89,769,110	Dec-10	155,846

Total				$(1,262,984)

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $299,099,514)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$49,291,000	Aug-11/4.475	$7,073,751

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	73,698,000	Aug-11/4.55	11,042,171

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	79,191,000	Aug-11/4.70	12,908,925

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	122,408,000	Aug-11/4.765	20,544,959

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	49,291,000	Aug-11/4.475	226,246

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	73,698,000	Aug-11/4.55	301,425

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	79,191,000	Aug-11/4.70	243,116

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	122,408,000	Aug-11/4.765	366,000

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $299,099,514) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.	$17,581,660	Feb-15/5.36	$2,572,197

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of
4.7375% versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	266,059,600	Mar-11/4.7375	101,103

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660	Feb-15/5.36	549,251

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	147,396,000	Aug-11/4.49	21,354,732

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	138,138,000	Jul-11/4.52	20,618,478

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	69,069,000	Jul-11/4.5475	10,468,098

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	147,396,000	Aug-11/4.49	652,964

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	138,138,000	Jul-11/4.52	482,102

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	69,069,000	Jul-11/4.5475	232,072

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	8,726,400	Nov-10/3.50	404,556

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	188,092,400	Oct-10/4.02	24,482,107

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	403,795,500	Sep-15/4.04	29,335,743

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	88,935,500	Aug-15/4.375	15,898,110

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	147,297,000	Jul-11/4.46	21,197,062

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $299,099,514) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	$88,935,500	Aug-15/4.46	$16,577,244

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	147,297,000	Jul-11/4.525	22,047,415

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	220,945,500	Jul-11/4.745	37,074,654

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	132,437,000	Sep-13/4.82	11,481,133

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	95,125,800	Apr-12/4.8675	15,103,880

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	51,844,360	Feb-15/5.27	7,306,426

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	21,412,000	May-12/5.51	4,450,923

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	8,726,400	Nov-10/3.50	155,068

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	188,092,400	Oct-10/4.02	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	403,795,500	Sep-15/4.04	27,017,956

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	88,935,500	Aug-15/4.375	8,919,341

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	147,297,000	Jul-11/4.46	561,202

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	88,935,500	Aug-15/4.46	8,463,102

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $299,099,514) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$147,297,000	Jul-11/4.525	$511,121

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	266,059,600	Mar-11/4.665	111,745

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	220,945,500	Jul-11/4.745	581,087

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	132,437,000	Sep-13/4.82	1,513,429

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	95,125,800	Apr-12/4.8675	860,618

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	51,844,360	Feb-15/5.27	1,684,879

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	21,412,000	May-12/5.51	121,922

Total		$365,598,313

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	71,330,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(179,259)

AUD	34,400,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	(75,973)

AUD	34,520,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(334,495)

AUD	71,520,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	302,225

CAD	41,210,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(789,421)

AUD	101,190,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	277,046

AUD	54,940,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	(302,662)

	$18,041,000	16,400	10/20/10	3 month USD-
				LIBOR-BBA	3.00%	264,278

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
	$1,501,961,800	$(287,954)	6/4/12	1.24%	3 month USD-
					LIBOR-BBA	$(23,966,071)

GBP	144,280,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	1,600,306

GBP	84,530,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(4,175,902)

	$1,014,273,700	(731,169)	2/18/15	2.67%	3 month USD-
					LIBOR-BBA	(62,416,119)

Barclays Bank PLC
AUD	36,540,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	1,339,519

AUD	40,790,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	—

	$164,957,000 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(22,191,665)

	129,446,200	(2,961,082)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	13,388,780

	53,703,700	1,409,722	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(5,675,455)

AUD	56,710,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(262,108)

AUD	62,210,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	30,435

	$290,847,200	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	4,735,308

GBP	56,750,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	187,774

GBP	56,750,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	626,501

AUD	77,450,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(1,336,586)

	$497,780,000	—	8/27/15	1.6275%	3 month USD-
					LIBOR-BBA	(4,147,389)

	123,520,000	—	8/27/40	3 month USD-
				LIBOR-BBA	3.21625%	(2,423,184)

	125,000,000	—	9/1/40	3.325%	3 month USD-
					LIBOR-BBA	(162,929)

	139,000,000	—	9/1/40	3.34%	3 month USD-
					LIBOR-BBA	(588,795)

	100,000,000	—	9/1/40	3.3399%	3 month USD-
					LIBOR-BBA	(421,585)

	198,989,300	—	9/7/15	3 month USD-
				LIBOR-BBA	1.6525%	1,738,462

	136,800,000	—	7/6/30	3 month USD-
				LIBOR-BBA	3.5675%	8,642,156

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
GBP	553,840,000	$—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	$4,311,470

GBP	443,080,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(16,550,997)

GBP	131,440,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	8,111,789

	$924,313,800	452,961	7/9/12	0.96%	3 month USD-
					LIBOR-BBA	(7,126,671)

	689,174,200	132,026	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	32,970,987

	158,167,800	—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	5,502,896

	177,311,000	—	9/1/20	3 month USD-
				LIBOR-BBA	2.557%	195,303

	760,891,000	—	9/1/12	0.67375%	3 month USD-
					LIBOR-BBA	(1,555,306)

	395,172,500	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(199,088)

	272,482,300	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	(685,799)

	1,060,568,100	(287,170)	6/28/14	1.81%	3 month USD-
					LIBOR-BBA	(32,880,250)

Credit Suisse International
CHF	78,080,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(680,842)

MXN	364,910,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	898,257

	$184,500,000	—	9/27/12	0.6125%	3 month USD-
					LIBOR-BBA	(61,974)

	99,100,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(220,009)

CHF	278,190,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(1,214,733)

CHF	278,190,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(1,282,822)

CHF	278,190,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(1,036,153)

	$1,534,431,400	(837,185)	7/8/20	3 month USD-
				LIBOR-BBA	3.06%	79,445,714

	341,167,500	(1,040,108)	7/8/40	3 month USD-
				LIBOR-BBA	3.76%	29,946,372

GBP	129,470,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(4,492,170)

GBP	71,540,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	4,388,392

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
	$713,486,700	$(448,923)	7/27/12	0.78%	3 month USD-
					LIBOR-BBA	$(3,582,981)

	964,259,300	(1,405,041)	7/27/14	1.51%	3 month USD-
					LIBOR-BBA	(16,862,477)

	1,389,454,800	3,254,932	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	58,322,632

MXN	364,910,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	1,091,819

	$964,401,300	110,098	5/6/12	1.25%	3 month USD-
					LIBOR-BBA	(15,392,724)

	537,107,000	—	10/24/10	3 month USD-
				LIBOR-BBA	2.604%	6,308,422

	898,335,000	—	2/5/14	2.44661%	3 month USD-
					LIBOR-BBA	(46,199,194)

Goldman Sachs International
AUD	17,450,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	576,758

AUD	53,450,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	1,779,554

	$896,666,700	2,288,677	4/8/15	2.94%	3 month USD-
					LIBOR-BBA	(72,030,892)

	1,457,961,200	—	7/20/12	0.8375%	3 month USD-
					LIBOR-BBA	(8,156,939)

	721,078,900	—	7/20/20	3 month USD-
				LIBOR-BBA	2.96375%	30,579,654

	356,403,100	—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	(29,700,667)

	765,519,900	(85,221)	10/1/12	0.59%	3 month USD-
					LIBOR-BBA	60,228

	267,381,800	(65,842)	10/1/13	0.84%	3 month USD-
					LIBOR-BBA	180,149

CHF	285,220,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(963,074)

	$628,803,300	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	6,938,050

	165,014,100	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(11,915,070)

AUD	71,410,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(151,549)

AUD	34,480,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	(88,067)

AUD	33,260,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	1,120,860

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation))

JPMorgan Chase Bank, N.A.
AUD	56,710,000	$—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	$(455,302)

AUD	42,532,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(411,770)

	$164,957,000 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(21,139,240)

	148,460,000	(3,473,964)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	15,897,342

	98,973,400	(2,306,080)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	10,339,007

	502,604,900	472,894	4/12/40	4.54%	3 month USD-
					LIBOR-BBA	(127,287,212)

	356,403,100	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	(29,351,441)

	79,410,500	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(6,955,307)

MXN	52,130,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	157,452

AUD	31,990,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	1,141,021

JPY	13,447,610,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(1,713,954)

EUR	97,820,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	1,536,907

AUD	42,532,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(223,062)

MXN	325,230,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	238,683

AUD	79,020,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	1,158,979

	$92,261,000	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	676,869

JPY	13,410,360,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	889,739

AUD	38,790,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(106,763)

AUD	20,670,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	(9,076)

CAD	41,210,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(798,270)

JPY	2,192,700,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	519,843

JPY	2,948,000,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(376,852)

PLN	45,800,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	320,446

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
EUR	9,800,000	$—	2/4/40	6 month EUR-
				EURIBOR-
				REUTERS	3.79%	$2,785,442

	$896,245,900	1,785,696	7/16/15	2.14%	3 month USD-
					LIBOR-BBA	(30,357,329)

	532,896,300	—	7/19/15	3 month USD-
				LIBOR-BBA	2.021%	15,892,817

	1,457,961,200	—	7/20/12	0.84%	3 month USD-
					LIBOR-BBA	(8,237,025)

	721,078,900	—	7/20/20	3 month USD-
				LIBOR-BBA	2.966%	30,727,070

Total						$(241,758,936)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$63,058,594	$—	1/12/38	(6.50%) 1 month	Synthetic TRS	$(27,855)
				USD-LIBOR	Index 6.50% 30
					year Fannie Mae
					pools

	27,147,423	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(11,992)
				USD-LIBOR	Index 6.50% 30
					year Fannie Mae
					pools

	511,851	—	1/12/39	6.00% (1 month	Synthetic TRS	(3,508)
				USD-LIBOR)	Index 6.00% 30
					year Fannie Mae
					pools

	27,372,496	—	1/12/39	5.50% (1 month	Synthetic TRS	(438,580)
				USD-LIBOR)	Index 5.50% 30
					year Fannie Mae
					pools

	61,860,700	—	1/12/39	5.50% (1 month	Synthetic TRS	(991,173)
				USD-LIBOR)	Index 5.50% 30
					year Fannie Mae
					pools

	56,491,072	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(24,954)
				USD-LIBOR	Index 6.50% 30
					year Fannie Mae
					pools

Citibank, N.A.
GBP	73,890,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(472,871)
					UK Retail Price
					Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
	$9,966,471	$(80,978)	1/12/40	4.00% (1 month	Synthetic MBX	$(3,648)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

Goldman Sachs International
	36,945,000	—	7/28/11	(0.685%)	USA Non Revised	93,471
					Consumer Price
					Index- Urban
					(CPI-U)

	36,945,000	—	7/29/11	(0.76%)	USA Non Revised	66,870
					Consumer Price
					Index- Urban
					(CPI-U)

	36,945,000	—	7/30/11	(0.73%)	USA Non Revised	79,062
					Consumer Price
					Index- Urban
					(CPI-U)

	144,238,796	901,492	1/12/39	5.50% (1 month	Synthetic TRS	(1,519,050)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	9,981,086	51,465	1/12/39	(6.00%) 1 month	Synthetic MBX	3,009
				USD-LIBOR	Index 6.00%
					30 year Fannie Mae
					pools

	10,000,326	(54,689)	1/12/38	6.50% (1 month	Synthetic MBX	11,600
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	10,040,173	61,182	1/12/40	(5.00%) 1 month	Synthetic MBX	10,411
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	9,979,556	(42,101)	1/12/39	5.50% (1 month	Synthetic MBX	5,796
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	9,967,662	48,281	1/12/40	(4.50%) 1 month	Synthetic MBX	9,329
				USD-LIBOR	Index 4.50%
					30 year Fannie Mae
					pools

JPMorgan Chase Bank, N.A.
EUR	30,720,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	80,517
					HICP excluding
					tobacco

Total						$(3,133,566)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Ford Motor Credit
Co., 7%, 10/1/13	Ba3	$—	$6,000,000	3/20/12	285 bp	$83,049

Citibank, N.A.
Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 2,090,000	3/20/13	815 bp	(473,664)

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B2	—	$4,715,000	10/20/11	194 bp	(69,310)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(147,862)	16,610,000	12/20/19	(100 bp)	1,469,028

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	—	3,770,000	10/20/17	105 bp	(32,862)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	1,470,000	9/20/13	109 bp	(20,825)

Russian Federation,
7 1/2%, 3/31/30	—	—	987,500	4/20/13	(112 bp)	(823)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 2,045,000	9/20/13	715 bp	267,798

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$6,115,000	3/20/14	56 bp	(98,689)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 1,975,000	9/20/13	477 bp	168,212

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 1,975,000	9/20/13	535 bp	213,023

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 1,835,000	3/20/13	680 bp	(426,278)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM Series
10 Index	Ba1	134,596	$2,330,000	12/20/13	335 bp	232,516

Republic of
Argentina, 8.28%,
12/31/33	B3	—	2,860,000	6/20/14	235 bp	(419,033)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	495,000	9/20/13	276 bp	20,232

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	$—	$5,020,000	11/20/11	(170 bp)	$(36,233)

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa1	—	4,877,900	3/20/12	44 bp	(9,685)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	3,545,000	10/20/12	339 bp	(423,013)

Total						$443,443

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$525,618,459	$11,320,724

Convertible bonds and notes	—	8,908,105	—

Corporate bonds and notes	—	1,152,174,268	8,687

Foreign government bonds and notes	—	325,415,837	—

Mortgage-backed securities	—	2,166,687,921	85,722,341

Purchased options outstanding	—	131,825,948	—

Senior loans	—	90,042,227	—

U.S. treasury obligations	—	43,341,784	—

U.S. government guaranteed mortgage obligations	—	2,110,318	—

Short-term investments	116,340,744	708,616,554	—

Totals by level	$116,340,744	$5,154,741,421	$97,051,752

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$20,757,581	$—

Futures contracts	(1,262,984)	—	—

Written options	—	(365,598,313)	—

Interest rate swap contracts	—	(237,752,603)	—

Total return swap contracts	—	(4,018,218)	—

Credit default contracts	—	456,709	—

Totals by level	$(1,262,984)	$(586,154,844)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,967,038,172)	$5,251,793,173
Affiliated issuers (identified cost $116,340,744) (Note 6)	116,340,744

Cash	18,178,305

Foreign currency (cost $10,216) (Note 1)	11,221

Interest and other receivables	51,780,324

Receivable for shares of the fund sold	49,536,305

Receivable for investments sold	42,119,147

Receivable for sales of delayed delivery securities (Note 1)	215,719

Unrealized appreciation on swap contracts (Note 1)	390,957,636

Receivable for variation margin (Note 1)	4,229,715

Unrealized appreciation on forward currency contracts (Note 1)	48,789,741

Premiums paid on swap contracts (Note 1)	14,255,369

Total assets	5,988,207,399

LIABILITIES

Payable for investments purchased	232,840,297

Payable for purchases of delayed delivery securities (Note 1)	688,050

Payable for shares of the fund repurchased	10,398,689

Payable for compensation of Manager (Note 2)	2,065,376

Payable for investor servicing fees (Note 2)	502,802

Payable for custodian fees (Note 2)	54,299

Payable for Trustee compensation and expenses (Note 2)	416,536

Payable for administrative services (Note 2)	8,924

Payable for distribution fees (Note 2)	2,244,866

Unrealized depreciation on forward currency contracts (Note 1)	28,032,160

Written options outstanding, at value (premiums received $299,099,514) (Notes 1 and 3)	365,598,313

Premiums received on swap contracts (Note 1)	11,120,422

Unrealized depreciation on swap contracts (Note 1)	635,406,695

Collateral on certain derivative contracts, at value (Note 1)	43,341,784

Other accrued expenses	460,114

Total liabilities	1,333,179,327

Net assets	$4,655,028,072

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,312,871,640

Undistributed net investment income (Note 1)	28,729,422

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(679,786,272)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,786,718)

Total — Representing net assets applicable to capital shares outstanding	$4,655,028,072

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,328,479,931 divided by 288,302,294 shares)	$8.08

Offering price per class A share (100/96.00 of $8.08)*	$8.42

Net asset value and offering price per class B share ($96,345,948 divided by 12,024,226 shares)**	$8.01

Net asset value and offering price per class C share ($797,344,981 divided by 100,000,423 shares)**	$7.97

Net asset value and redemption price per class M share ($436,826,046 divided by 54,788,944 shares)	$7.97

Offering price per class M share (100/96.75 of $7.97)***	$8.24

Net asset value, offering price and redemption price per class R share
($4,185,070 divided by 522,993 shares)	$8.00

Net asset value, offering price and redemption price per class Y share
($991,846,096 divided by 123,428,254 shares)	$8.04

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INVESTMENT INCOME

Interest (net of foreign tax of $99,044) (including interest income
of $574,161 from investments in affiliated issuers) (Note 6)	$362,233,537

EXPENSES

Compensation of Manager (Note 2)	20,142,382

Investor servicing fees (Note 2)	5,309,885

Custodian fees (Note 2)	141,716

Trustee compensation and expenses (Note 2)	264,689

Administrative services (Note 2)	174,828

Distribution fees — Class A (Note 2)	4,493,460

Distribution fees — Class B (Note 2)	891,411

Distribution fees — Class C (Note 2)	5,459,356

Distribution fees — Class M (Note 2)	2,263,330

Distribution fees — Class R (Note 2)	17,409

Interest expense (Note 2)	142,174

Other	1,269,097

Total expenses	40,569,737

Expense reduction (Note 2)	(24,595)

Net expenses	40,545,142

Net investment income	321,688,395

Net realized gain on investments (Notes 1 and 3)	119,153,545

Net realized gain on swap contracts (Note 1)	63,716,128

Net realized gain on futures contracts (Note 1)	69,179,761

Net realized gain on foreign currency transactions (Note 1)	18,572,880

Net realized gain on written options (Notes 1 and 3)	15,545,722

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	12,163,420

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, receivable purchase agreement, and TBA sale commitments during the year	(45,061,642)

Net gain on investments	253,269,814

Net increase in net assets resulting from operations	$574,958,209

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$321,688,395	$119,459,900

Net realized gain (loss) on investments and foreign currency transactions	286,168,036	(383,589,099)

Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies	(32,898,222)	439,105,459

Net increase in net assets resulting from operations	574,958,209	174,976,260

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(246,442,176)	(94,601,571)

Class B	(12,030,597)	(7,069,899)

Class C	(69,763,924)	(12,799,705)

Class M	(65,530,661)	(40,711,713)

Class R	(476,907)	(216,452)

Class Y	(101,862,507)	(10,206,043)

Increase in capital from settlement payments	—	3,462

Redemption fees (Note 1)	24,680	8,128

Increase from capital share transactions (Note 4)	2,064,935,305	593,397,487

Total increase in net assets	2,143,811,422	602,779,954

NET ASSETS

Beginning of year	2,511,216,650	1,908,436,696

End of year (including undistributed net investment income of
$28,729,422 and $114,816,333, respectively)	$4,655,028,072	$2,511,216,650

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	ments	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	(%) [d]	net assets (%)	turnover (%) [e]

Class A
September 30, 2010	$7.89	.72	.63	1.35	(1.16)	(1.16)	—	—	$8.08	18.39	$2,328,480	1.01 [f]	1.01	8.96	94.95
September 30, 2009	8.10	.49	(.02)	.47	(.68)	(.68)	—	— [b,g]	7.89	8.23	1,334,298	1.13 [f,h]	1.09 [h]	7.44 [h]	222.89
September 30, 2008	9.91	.69	(1.90)	(1.21)	(.60)	(.60)	—	—	8.10	(12.80)	1,084,321	1.04 [h]	1.04 [h]	7.36 [h]	156.65
September 30, 2007	9.93	.52	— [b]	.52	(.54)	(.54)	—	—	9.91	5.36	1,457,286	.98 [h]	.98 [h]	5.17 [h]	73.94
September 30, 2006	10.20	.53 [i]	(.05)	.48	(.75)	(.75)	—	—	9.93	5.03	1,336,319	.95 [h,i]	.95 [h,i]	5.32 [h,i]	71.35

Class B
September 30, 2010	$7.83	.66	.62	1.28	(1.10)	(1.10)	—	—	$8.01	17.50	$96,346	1.76 [f]	1.76	8.36	94.95
September 30, 2009	8.04	.42	— [b]	.42	(.63)	(.63)	—	— [b,g]	7.83	7.43	83,497	1.88 [f,h]	1.84 [h]	6.41 [h]	222.89
September 30, 2008	9.83	.61	(1.88)	(1.27)	(.52)	(.52)	—	—	8.04	(13.40)	109,173	1.79 [h]	1.79 [h]	6.57 [h]	156.65
September 30, 2007	9.85	.44	.01	.45	(.47)	(.47)	—	—	9.83	4.61	201,481	1.73 [h]	1.73 [h]	4.45 [h]	73.94
September 30, 2006	10.12	.45 [i]	(.04)	.41	(.68)	(.68)	—	—	9.85	4.26	273,563	1.70 [h,i]	1.70 [h,i]	4.59 [h,i]	71.35

Class C
September 30, 2010	$7.80	.64	.63	1.27	(1.10)	(1.10)	—	—	$7.97	17.47	$797,345	1.76 [f]	1.76	8.10	94.95
September 30, 2009	8.03	.48	(.07)	.41	(.64)	(.64)	—	— [b,g]	7.80	7.27	298,231	1.88 [f,h]	1.84 [h]	7.12 [h]	222.89
September 30, 2008	9.84	.61	(1.89)	(1.28)	(.53)	(.53)	—	—	8.03	(13.57)	115,325	1.79 [h]	1.79 [h]	6.62 [h]	156.65
September 30, 2007	9.87	.44	— [b]	.44	(.47)	(.47)	—	—	9.84	4.49	129,666	1.73 [h]	1.73 [h]	4.42 [h]	73.94
September 30, 2006	10.14	.45 [i]	(.04)	.41	(.68)	(.68)	—	—	9.87	4.25	120,990	1.70 [h,i]	1.70 [h,i]	4.61 [h,i]	71.35

Class M
September 30, 2010	$7.79	.70	.62	1.32	(1.14)	(1.14)	—	—	$7.97	18.13	$436,826	1.26 [f]	1.26	8.92	94.95
September 30, 2009	8.02	.45	(.01)	.44	(.67)	(.67)	—	— [b,g]	7.79	7.81	460,240	1.38 [f,h]	1.34 [h]	6.98 [h]	222.89
September 30, 2008	9.81	.66	(1.88)	(1.22)	(.57)	(.57)	—	—	8.02	(12.95)	514,664	1.29 [h]	1.29 [h]	7.10 [h]	156.65
September 30, 2007	9.84	.49	— [b]	.49	(.52)	(.52)	—	—	9.81	5.05	745,508	1.23 [h]	1.23 [h]	4.96 [h]	73.94
September 30, 2006	10.11	.50 [i]	(.04)	.46	(.73)	(.73)	—	—	9.84	4.82	1,082,428	1.20 [h,i]	1.20 [h,i]	5.10 [h,i]	71.35

Class R
September 30, 2010	$7.82	.70	.62	1.32	(1.14)	(1.14)	—	—	$8.00	18.08	$4,185	1.26 [f]	1.26	8.82	94.95
September 30, 2009	8.06	.48	(.05)	.43	(.67)	(.67)	—	— [b,g]	7.82	7.68	2,956	1.38 [f,h]	1.34 [h]	7.20 [h]	222.89
September 30, 2008	9.89	.66	(1.92)	(1.26)	(.57)	(.57)	—	—	8.06	(13.29)	2,756	1.29 [h]	1.29 [h]	7.09 [h]	156.65
September 30, 2007	9.91	.46	.04	.50	(.52)	(.52)	—	—	9.89	5.13	4,896	1.23 [h]	1.23 [h]	4.66 [h]	73.94
September 30, 2006	10.18	.50 [i]	(.04)	.46	(.73)	(.73)	—	—	9.91	4.79	703	1.20 [h,i]	1.20 [h,i]	5.06 [h,i]	71.35

Class Y
September 30, 2010	$7.85	.73	.64	1.37	(1.18)	(1.18)	—	—	$8.04	18.84	$991,846	.76 [f]	.76	9.18	94.95
September 30, 2009	8.08	.60	(.13)	.47	(.70)	(.70)	—	— [b,g]	7.85	8.26	331,995	.88 [f,h]	.84 [h]	8.61 [h]	222.89
September 30, 2008	9.92	.71	(1.93)	(1.22)	(.62)	(.62)	—	—	8.08	(12.88)	82,197	.79 [h]	.79 [h]	7.59 [h]	156.65
September 30, 2007	9.93	.54	.01	.55	(.56)	(.56)	—	—	9.92	5.72	20,550	.73 [h]	.73 [h]	5.40 [h]	73.94
September 30, 2006	10.20	.55 [i]	(.04)	.51	(.78)	(.78)	—	—	9.93	5.29	16,251	.70 [h,i]	.70 [h,i]	5.59 [h,i]	71.35

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84	85

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% and 0.04% of average net assets as of September 30, 2010 and September 30, 2009, respectively (Note 2).

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	0.01

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in bonds that are securitized debt instruments and other obligations of companies and governments worldwide that are either investment-grade or below investment-grade and have intermediate – to long-term maturities. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

G) Futures contracts The fund uses futures contracts to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 11,000 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates and volatility. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,086,700,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,067,100,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to gain exposure to specific sectors and to gain exposure to rates of inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $601,600,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $28,857,900,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund enters into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $192,800,000 on credit default swap contracts for the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $104,085,568 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $614,205,153 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $626,215,664.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

R) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

S) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $657,697,922 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$311,230,234	September 30, 2011

4,275,641	September 30, 2012

13,963,696	September 30, 2015

18,714,447	September 30, 2016

146,525,581	September 30, 2017

162,988,323	September 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2011 $4,255,635 of losses recognized during the period November 1, 2009 to September 30, 2010.

T) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $88,331,466 to decrease distributions in excess of net investment income and $162,540,291 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $74,208,825.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$413,144,031
Unrealized depreciation	(150,496,810)

Net unrealized appreciation	262,647,221
Undistributed ordinary income	31,313,415
Capital loss carryforward	(657,697,922)
Post-October loss	(4,255,635)
Cost for federal income tax purposes	$5,105,486,696

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.700% of the first $5 billion, 0.650% of the next $5 billion, 0.600% of the next $10 billion, 0.550% of the next $10 billion, 0.500% of the next $50 billion, 0.480% of the next $50 billion, 0.470% of the next $100 billion and 0.465% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.562% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Seller) managed by Putnam Management. Under the Agreements, the Sellers sold to the fund the right to receive, in the aggregate, $3,169,854 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $985,286 (exclusive of the initial payment) to the Sellers in accordance with the terms of the Agreements and the fund paid $22,774,163, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $24,595 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,968, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,517,417 and $17,782 from the sale of class A and class M shares, respectively, and received $97,763 and $107,039 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $60,115 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $4,955,089,773 and $3,081,105,087, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $13,943,125 and $13,934,375, respectively.

Written option transactions during the reporting period are summarized as follows:

		Contract amounts	Premiums received

Written options outstanding at	USD	3,091,793,000	$176,566,588
beginning of the reporting period	EUR	—	$—
	JPY	—	$—

Options	USD	2,525,600,840	139,855,169
opened	EUR	694,880,000	2,410,553
	JPY	842,000,000	520,149

Options	USD	(53,703,700)	(1,409,721)
exercised	EUR	—	—
	JPY	—	—

Options	USD	(448,337,700)	(15,912,522)
expired	EUR	—	—
	JPY	—	—

Options	USD	--	—
closed	EUR	(694,880,000)	(2,410,553)
	JPY	(842,000,000)	(520,149)

Written options outstanding	USD	5,115,352,440	$299,099,514
at end of the reporting period	EUR	—	$—
	JPY	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	154,665,822	$1,237,672,467	77,757,095	$523,254,907

Shares issued in connection with
reinvestment of distributions	22,201,951	175,493,519	10,780,400	70,149,032

	176,867,773	1,413,165,986	88,537,495	593,403,939

Shares repurchased	(57,777,770)	(461,960,217)	(53,133,983)	(348,710,428)

Net increase	119,090,003	$951,205,769	35,403,512	$244,693,511

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	5,127,624	$40,708,764	2,950,329	$19,488,130

Shares issued in connection with
reinvestment of distributions	1,006,764	7,896,336	762,701	4,884,604

	6,134,388	48,605,100	3,713,030	24,372,734

Shares repurchased	(4,772,005)	(37,995,022)	(6,632,076)	(42,822,127)

Net increase (decrease)	1,362,383	$10,610,078	(2,919,046)	$(18,449,393)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	66,730,096	$527,822,004	28,292,045	$193,273,162

Shares issued in connection with
reinvestment of distributions	3,932,320	30,735,278	938,146	6,131,102

	70,662,416	558,557,282	29,230,191	199,404,264

Shares repurchased	(8,897,931)	(70,267,303)	(5,357,298)	(34,671,207)

Net increase	61,764,485	$488,289,979	23,872,893	$164,733,057

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	2,371,302	$18,784,290	1,125,051	$7,910,583

Shares issued in connection with
reinvestment of distributions	318,147	2,483,671	152,415	981,833

	2,689,449	21,267,961	1,277,466	8,892,416

Shares repurchased	(6,949,534)	(54,903,618)	(6,401,119)	(41,782,416)

Net decrease	(4,260,085)	$(33,635,657)	(5,123,653)	$(32,890,000)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	233,673	$1,849,913	200,169	$1,331,674

Shares issued in connection with
reinvestment of distributions	51,412	402,715	31,292	202,268

	285,085	2,252,628	231,461	1,533,942

Shares repurchased	(140,101)	(1,112,906)	(195,579)	(1,286,940)

Net increase	144,984	$1,139,722	35,882	$247,002

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	120,399,707	$959,062,690	43,955,210	$308,872,546

Shares issued in connection with
reinvestment of distributions	6,100,578	48,023,811	948,043	6,178,383

	126,500,285	1,007,086,501	44,903,253	315,050,929

Shares repurchased	(45,341,548)	(359,761,087)	(12,802,776)	(79,987,619)

Net increase	81,158,737	$647,325,414	32,100,477	$235,063,310

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$2,467,124	Payables	$2,010,415

Foreign exchange
contracts	Receivables	48,789,741	Payables	28,032,160

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate	appreciation /		Unrealized appreciation
contracts	(depreciation)	531,555,906*	/ (depreciation)	1,008,362,076*

Total		$582,812,771		$1,038,404,651

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,649,700)	$(1,649,700)

Foreign exchange
contracts	—	—	—	18,612,444	—	$18,612,444

Equity contracts	—	1,076	—	—	—	$ 1,076

Interest rate
contracts	(12,117,600)	—	69,179,761	—	65,365,828	$122,427,989

Total	$(12,117,600)	$1,076	$69,179,761	$18,612,444	$63,716,128	$139,391,809

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$5,400,698	$5,400,698

Foreign exchange
contracts	—	—	12,426,102	—	$12,426,102

Interest rate contracts	(48,068,894)	(5,370,868)	—	(225,240,451)	$(278,680,213)

Total	$(48,068,894)	$(5,370,868)	$12,426,102	$(219,839,753)	$(260,853,413)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $574,161 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,376,754,670 and $2,495,278,337, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the tax year ended September 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $480,079,802 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	252,522,123	5,135,652

Jameson A. Baxter	252,532,577	5,125,198

Charles B. Curtis	252,419,723	5,238,052

Robert J. Darretta	252,448,880	5,208,895

Myra R. Drucker	252,570,011	5,087,764

John A. Hill	252,519,984	5,137,791

Paul L. Joskow	252,501,100	5,156,675

Elizabeth T. Kennan*	252,492,570	5,165,205

Kenneth R. Leibler	252,401,100	5,256,675

Robert E. Patterson	252,435,188	5,222,587

George Putnam, III	252,540,009	5,117,766

Robert L. Reynolds	252,571,980	5,085,795

W. Thomas Stephens	252,577,757	5,080,018

Richard B. Worley	252,497,943	5,159,832

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

180,233,155	3,171,150	5,219,330	69,034,140

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD	Richard B. Worley	Vice President and
Chief Legal Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Executive Vice President,	Vice President, Clerk and
State Street Bank	Principal Executive	Assistant Treasurer
and Trust Company	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
KPMG LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Ravi Akhoury	Vice President
Barbara M. Baumann

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN028 264133 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$95,724	$--	$5,800	$--
September 30, 2009	$98,788	$--	$5,800	$--

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $ 5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided inconnection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ -	$ -	$ -	$ -
September 30, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010